                                 SEMIANNUAL REPORT     MAY 31, 2001

Prudential
Financial Services Fund

FUND TYPE Sector stock
OBJECTIVE Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Financial Services Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in securities of companies in the financial services industries, including banks. The Fund is divided into two approximately equal portfolios. The Enhanced Index Portfolio consists of securities selected from those in the benchmark Standard & Poor's SuperComposite 1500 Financials Index (S&P SC Financials Index). Quantitative models are used to create a sample that is representative of the Index, but likely to perform better. The Strategically Managed Portfolio invests in a relatively small number of securities in which the management team has the highest confidence. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

  Sectors expressed as a percentage of the Fund's net assets as of 5/31/01

37.9%  Insurance
33.5   Financial Services
17.2   Regional Banks
 5.7   Money Center Banks
 3.2   Savings & Loan
 2.5   Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of the Fund's
net assets as of 5/31/01

5.2%  Citigroup, Inc.
      Financial Services-Diversified

3.7   American International Group, Inc.
      Insurance-Multi-Line
3.7   FleetBoston Financial Corp.
      Banks-Major
3.5   J.P. Morgan Chase & Co.
      Financial Companies
3.0   Allstate Corp.
      Insurance-Multi-Line

Holdings are subject to change.

           www.PruFN.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                   As of 5/31/01

                                          Six      One       Since
                                         Months    Year    Inception2
  Class A                                 12.96%   30.16%     25.61%
  Class B                                 12.64    29.33      23.90
  Class C                                 12.64    29.33      23.90
  Class Z                                 13.11    30.67      26.23
  Lipper Financial Services Fund Avg.3    10.61    24.95      17.07

Average Annual Total Returns1  As of 6/30/01

                                  One      Since
                                  Year   Inception2
  Class A                        32.96%    10.23%
  Class B                        33.92     10.45
  Class C                        36.53     11.68
  Class Z                        40.38     13.33

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are unmanaged and are based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Financial Services Fund category. Financial Services funds invest at least 65% of their assets in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

(LOGO)             July 17, 2001

DEAR SHAREHOLDER,
After watching the media's financial reporting, investors may have assumed that the six months ended May 31, 2001--the reporting period of the Prudential Financial Services Fund--was a uniformly dismal period. This was not the case. While the S&P 500 declined by 3.90%, financial stocks, as measured by the Fund's benchmark S&P SC Financials Index, rose
5.83%--a respectable performance for a half year. Financial firms benefited from falling interest rates and higher insurance prices. Over this period, the Fund achieved a 12.96% return on its Class A shares (7.31% to those paying the maximum one-time Class A share sales charge), which would be an excellent performance in any half year.

The Enhanced Index Portfolio of the Fund outperformed its benchmark primarily because it emphasized less-expensive stocks, which were predominantly those of smaller and slower-growing companies. These stocks had above-average returns. However, the Fund benefited even more from its Strategically Managed Portfolio, where successful stock selection was supplemented by a strong focus on property/casualty insurers, whose profitability has been improving.

The volatility of recent stock market performance is a reminder that sectors will move in and out of favor over time. Consequently, Prudential recommends that investors maintain a diversified portfolio of funds or stocks to help dilute the impact of these changes.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Financial Services Fund

Prudential Financial Services Fund

   Semiannual Report     May 31, 2001

INVESTMENT ADVISERS' REPORT

DECLINING INTEREST RATES HELPED
During this reporting period, the Federal Reserve (the Fed) reduced short-term interest rates five times, for a total of two-and-a-half percentage points. Falling interest rates help financial firms in two ways. The most direct way is through an increase in the market value of their fixed-income investment portfolios. (When interest rates decline, the value of existing fixed-income bonds and other securities rises.) Companies that lend enjoy a second benefit: A reduction in the cost of borrowing tends eventually to increase the amount that companies and individuals borrow, so lenders do more business without having to reduce their profit margins.

Insurance companies have been benefiting, over the past year or so, from an increased ability to raise prices. Pricing in the important property/casualty business had been declining for 10 to 12 years. As marginal competitors were squeezed out of the market, the stronger companies that survived faced a less cut-throat competitive environment.

Together, these factors created a positive environment for most of the financial sector.

A VALUE FOCUS HELPED THE ENHANCED INDEX PORTFOLIO
The Enhanced Index Portfolio of the Fund looks for stocks that, as suggested by their pricing models, are underpriced. Over this reporting period, that process led to a de-emphasis on stocks of fast-growing companies such as Charles Schwab, and a focus on slower-growing companies and the stocks of smaller companies. These stocks had above-average performance. Stock selection made a particularly large difference among banking stocks.

In addition, the managers of the Enhanced Index Portfolio set their target prices every day, and often trade when these differ substantially from the prices in the market. Thus, the portfolio can benefit from short-term

Prudential Financial Services Fund

    Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--

Strategically Managed Portfolio  As of 5/31/01
5.0%  FleetBoston Financial Corp./Banks--Major
      FleetBoston is a premier financial services company with strong commercial and investment banking businesses and a concentrated retail banking franchise in the northeastern United States. It also has a profitable investment management business in Latin America.

4.8%  XL Capital Limited Insurance/Insurance--Property & Casualty
      XL is a Bermuda-based reinsurer with a strong capital position and a highly regarded management team. Its shares were inexpensive because reinsurance prices did not firm as quickly as primary property/casualty insuring. Both its pricing and volume are accelerating, and XL's shares are now participating in the industry rally.

4.7%  Lincoln National Corp./Insurance--Life
      Lincoln National is a life insurer that recently restructured and introduced new products. Many investors avoided the stock because of the uncertainty created by the restructuring. As the industry consolidates, recent mergers have established benchmark prices for insurance franchises. Compared to those sales, Lincoln is very inexpensive.

4.7% UnumProvident Corp./Insurance--Accident & Health UnumProvident's shares were inexpensive because of trouble digesting a recent acquisition and questions regarding its reserves. However, it is likely to benefit from a rise in the rates for group long-term disability insurance, where it has a strong franchise, and it recently has allayed fears about its reserve levels.

4.2%  Hartford Financial Services/Insurance--Multi-Line
      Hartford is a premier multiline insurer, well-positioned to benefit as an aging population accumulates assets and needs more help managing them. It is very efficient, and has one of the lowest expense structures in the industry. This enables it to add to its distribution capability by making small acquisitions profitably. Its strong management team has built a significant market share among affluent clients, which could be attractive to a foreign insurer interested in a U.S. presence.

Five Largest Holdings--Enhanced Index Portfolio  As of 5/31/01

                                    Industry                 % of Total Enhanced      % of S&P SC
  Security                           Group                     Index Market Value   Financials Index*
Citigroup, Inc.               Financial Services-Diversified        11.2%               12.0%
American Int'l Group, Inc.        Insurance-Multi-Line               8.0%                8.8%
Bank of  America Corp.             Money Center Banks                4.8%                4.5%
J.P. Morgan Chase & Co.            Money Center Banks                4.7%                4.4%
Fannie Mae                         Financial Companies               3.7%                3.8%

   *Source: Standard & Poor's based on data retrieved by Factset.

Holdings are subject to change.

                      www.PruFN.com   (800) 225-1852

opportunities. Although the portfolio's performance rarely depends on just a few stocks, during this reporting period it made significant gains on CIT Group and Americredit.

WE TOOK OUR PROFITS ON EDUCATIONAL LENDING
Unlike the Enhanced Index Portfolio, the Strategically Managed Portfolio of the Fund does take large positions in single stocks. At the beginning of this reporting period, its largest holding was USA Education, formerly SLM Holding, the parent of the Student Loan Marketing Association
(Sallie Mae). The company serves the student loan market with funding and operational support.

USA Education shares moved upward sharply during this period, making the largest single contribution to the portfolio's return. However, we became concerned that Congress could take action against the various public companies that are seen as having a funding advantage because some investors interpret their government lines of credit as government backing. Other lenders were complaining that these agencies had an unfair competitive advantage. Although the controversy was focused on the home mortgage business of Fannie Mae and Freddie Mac, we decided not to risk the possibility that legislative action would damage USA's prospects, so we sold our shares at a substantial profit.

INSURANCE STOCKS FOLLOWED INSURANCE PRICES UP
As the period began, the second and third largest positions in the Strategically Managed Portfolio were insurance stocks:
Allstate and John Hancock Financial Services. These had been recent additions that had already begun to appreciate sharply in price during our prior reporting period. They continued to make large gains, and were the third and second largest contributors, respectively, to the portfolio's return during this period. We took our substantial profits on John Hancock, and reduced our exposure to Allstate.
Our view of their business prospects hadn't changed, but their share prices already incorporated much of the benefit.

Prudential Financial Services Fund

          Semiannual Report  May 31, 2001

Overall, our insurance holdings--primarily property/casualty, but also life insurance--contributed the majority of the portfolio's return. In addition to the stocks we've named, Horace Mann Educators, Lincoln National, American Financial, and Everest Re were the largest contributors.

On the other hand, the largest detractor from the portfolio's performance was CIGNA, a health insurer. When Aetna, a major competitor, issued a disappointing financial report, other stocks in the health insurance group were hurt by association. In our view, CIGNA should benefit from Aetna's poor execution because Aetna is likely to raise its premium rates to restore its profitability. Our shares in Allmerica (property/casualty) also declined, although not quite as much. Allmerica had a disappointing first quarter because a weak stock market reduced their annuity revenue, while higher costs hurt their property/casualty business. We think these are short-term factors, and the stock remains among the portfolio's larger positions.

BANKS AND BROKERAGES MAY HAVE RISEN TOO FAR
We were rewarded for being cautious toward the top-tier investment bank/brokerage stocks, as they were hit hard during the recent market correction. We took advantage of this selloff and initiated positions in select regional boutique brokers at very attractive prices. Prices in the sector began to improve at the end of March. We added Bear Stearns and A.G. Edwards to the Strategically Managed Portfolio. Both have already made significant contributions to its return, and are still undervalued--in terms of share price-to-earnings--compared to the top-tier brokers. Therefore, they could be potential acquisition targets as the industry continues to consolidate.

In contrast, investor interest elevated prices of banking stocks near the end of the year 2000 in anticipation that the Fed would have to reduce interest rates to stimulate the economy. Bank stocks peaked in late January and early February. We had added to our bank holdings, but think they began to run out of steam during this reporting period. They were overrepresented among the portfolio's poorer performers. We added to our holdings of
                        www.PruFN.com     (800) 225-1852

Comerica, a conservatively run bank focused in the Midwest and West Coast. We feel comfortable with Comerica and FleetBoston (our other large bank holding) because of their cautious credit practices. We are concerned about credit quality in the industry in general.

LOOKING AHEAD
We are most confident in our earnings projections for the property/casualty insurance companies of the various industry groups in the financial services sector. However, we expect share prices to fluctuate around what we consider to be reasonable valuations. We will try to sell when they are above our target, and buy when they are below.

Prudential Financial Services Fund Management Team

Prudential Financial Services Fund

          Semiannual Report     May 31, 2001


Financial
       Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  97.5%
-------------------------------------------------------------------------------------
Banks - Major  19.1%
    74,100   Bank of America Corp.                                   $    4,390,425
    24,300   Bank of New York Co., Inc.                                   1,327,023
    50,900   Bank One Corp.                                               2,015,640
    17,600   BB&T Corp.                                                     636,240
    68,200   Boise Cascade Corp.                                          2,404,050
    63,154   Comerica, Inc.                                               3,593,463
    55,700   First Union Corp.                                            1,796,325
   175,665   FleetBoston Financial Corp.                                  7,305,907
    31,100   KeyCorp                                                        739,558
    10,400   Mellon Financial Corp.                                         476,528
    33,000   National City Corp.                                            966,900
    22,800   PNC Financial Services Group                                 1,578,900
    16,300   SouthTrust Corp.                                               407,011
     5,900   Sovereign Bancorp, Inc.                                         66,847
     9,200   State Street Corp.                                             505,724
    16,200   SunTrust Banks, Inc.                                           995,004
    91,947   U.S. Bancorp                                                 2,050,418
    16,300   UCBH Holdings, Inc.                                            437,818
     9,300   Wachovia Corp.                                                 626,355
   119,160   Wells Fargo & Co.                                            5,610,053
                                                                     --------------
                                                                         37,930,189
-------------------------------------------------------------------------------------
Banks - Mid-Sized  2.5%
    33,700   AmSouth Bancorp.                                               619,743
    11,200   Compass Bancshares, Inc.                                       273,056
     2,100   East West Bancorp, Inc.                                         49,665
    13,350   Fifth Third Bancorp.                                           785,914
       200   GBC Bancorp                                                      5,510
    19,800   Hibernia Corp.                                                 322,344
    77,020   Huntington Bancshares, Inc.                                  1,153,760
     1,800   Marshall & Ilsley Corp.                                         91,980
     5,300   Northern Trust Corp.                                           350,595
    16,400   Pacific Century Financial Corp.                                404,588

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     8,000   Regions Financial Corp.                                 $      248,240
    15,200   Union Planters Corp.                                           623,200
                                                                     --------------
                                                                          4,928,595
-------------------------------------------------------------------------------------
Banks - Smaller  1.3%
     7,060   Associated BancCorp.                                           244,629
    20,782   Banknorth Group, Inc.                                          422,082
     2,900   Centura Banks, Inc.                                            154,860
     9,800   City National Corp.                                            417,774
    10,000   Community First Bankshares, Inc.                               218,300
     2,400   FirstMerit Corp.                                                60,720
     5,238   Hudson United Bancorp.                                         127,755
     7,600   North Fork Bancorp Inc.                                        216,904
    14,868   Provident Bankshares Corp.                                     356,981
    10,300   Provident Financial Group, Inc.                                337,531
                                                                     --------------
                                                                          2,557,536
-------------------------------------------------------------------------------------
Financial Companies  14.4%
    11,900   Americredit Corp.(a)                                           621,180
     5,600   Capital One Financial Corp.                                    364,616
   110,500   CNA Financial Corp.(a)                                       4,401,215
    67,200   Countrywide Credit Industries, Inc.                          2,602,656
    41,400   Fannie Mae                                                   3,413,016
     1,200   Finova Group, Inc.                                               2,880
    35,700   Freddie Mac                                                  2,363,340
    51,400   Hilb, Rogal & Hamilton Co.                                   2,166,510
    26,100   Household International, Inc.                                1,713,726
       500   Investors Financial Services Corp.                              32,565
   142,010   J.P. Morgan Chase & Co.                                      6,979,791
    31,400   MBNA Corp.                                                   1,132,284
    41,600   USA Education, Inc.                                          2,916,576
                                                                     --------------
                                                                         28,710,355
-------------------------------------------------------------------------------------
Financial Services - Diversified  10.2%
    92,600   American Express Co.                                         3,900,312
    20,700   CIT Group, Inc.(a) Class A                                     821,790
   200,180   Citigroup, Inc.                                             10,259,225
    46,700   Intuit, Inc.(a)                                              1,497,202

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    11,400   Providian Financial Corp.                               $      647,064
     2,600   SEI Investments Co.                                            105,976
    59,200   Temple-Inland, Inc.                                          3,144,112
                                                                     --------------
                                                                         20,375,681
-------------------------------------------------------------------------------------
Insurance - Accident & Health  4.2%
     1,600   AFLAC, Inc.                                                     51,888
    64,900   Torchmark Corp.                                              2,461,008
   178,436   UnumProvident Corp.                                          5,783,111
                                                                     --------------
                                                                          8,296,007
-------------------------------------------------------------------------------------
Insurance - Brokers/Services  1.4%
    60,400   Aon Corp.                                                    2,114,000
     5,800   Marsh & McLennan Cos., Inc.                                    608,420
                                                                     --------------
                                                                          2,722,420
-------------------------------------------------------------------------------------
Insurance - Life  4.3%
    23,000   American General Corp.                                       1,040,290
    11,200   Conseco, Inc.(a)                                               195,104
     3,650   Jefferson-Pilot Corp.                                          172,973
    31,500   John Hancock Financial Services, Inc.(a)                     1,247,715
   110,700   Lincoln National Corp.                                       5,450,868
    12,500   Protective Life Corp.                                          411,625
                                                                     --------------
                                                                          8,518,575
-------------------------------------------------------------------------------------
Insurance - Multi-Line  16.1%
   130,200   Allstate Corp.                                               5,861,604
    90,487   American International Group, Inc.                           7,329,447
    34,000   CIGNA Corp.                                                  3,211,980
    77,000   Hartford Financial Services Group, Inc.                      5,212,900
    64,600   HCC Insurance Holdings, Inc.                                 1,601,434
   157,700   Horace Mann Educators Corp.                                  3,336,932
    45,400   MetLife, Inc.                                                1,445,990
    31,400   PartnerRe Ltd.                                               1,681,470
    62,900   Unitrin, Inc.                                                2,449,955
                                                                     --------------
                                                                         32,131,712
-------------------------------------------------------------------------------------
Insurance - Property & Casualty  9.8%
    77,000   Allmerica Financial Corp.                                    4,208,050
   105,300   American Financial Group, Inc.                               2,957,877

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,700   Chubb Corp.                                             $      128,095
    61,500   Everest Re Group, Ltd.                                       4,175,850
    16,700   LandAmerica Financial Group, Inc.                              476,785
     3,800   Leucadia National Corp.                                        126,540
    14,500   Loews Corp.                                                  1,000,355
    19,000   Old Republic International Corp.                               536,370
     9,600   St. Paul Cos., Inc.                                            485,760
     6,700   Trenwick Group Ltd.                                            152,291
    64,900   XL Capital Ltd.                                              5,159,550
                                                                     --------------
                                                                         19,407,523
-------------------------------------------------------------------------------------
Insurance - Specialty  2.1%
    99,800   Fidelity National Financial, Inc.                            2,275,440
     5,100   First American Corp.                                           104,448
    10,450   MBIA, Inc.                                                     551,238
     9,800   MGIC Investment Corp.                                          689,626
     8,050   The PMI Group, Inc.                                            561,890
                                                                     --------------
                                                                          4,182,642
-------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services  8.8%
    69,600   Bear Stearns & Co., Inc.                                     3,782,760
       700   E* TRADE Group, Inc.(a)                                          5,250
    90,500   Edwards (A.G.), Inc.                                         3,848,060
    88,800   Instinet Group, Inc.(a)                                      1,693,416
    30,400   Lehman Brothers, Inc.                                        2,176,944
    29,500   Merrill Lynch, Pierce, Fenner & Smith, Inc.                  1,916,615
    42,600   Morgan Stanley Dean Witter & Co.                             2,769,426
       200   Raymond James Financial, Inc.                                    5,820
    67,000   Schwab (Charles) Corp.                                       1,259,600
     1,000   Southwest Securities Group, Inc.                                20,850
                                                                     --------------
                                                                         17,478,741
-------------------------------------------------------------------------------------
Investment Managers  0.1%
     2,300   Eaton Vance Corp.                                               82,478
     3,000   Franklin Resources, Inc.                                       133,500
                                                                     --------------
                                                                            215,978

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Savings & Loan Associations  3.2%
     5,500   Astoria Financial Corp.                                 $      307,450
    15,944   Charter One Financial, Inc.                                    482,306
     4,900   Commercial Federal Corp.                                       111,622
    16,900   Dime Bancorp, Inc.                                             596,570
     4,800   FirstFed Financial Corp.                                       142,800
    77,600   Golden State Bancorp, Inc.                                   2,265,144
     1,900   Golden West Financial Corp.                                    121,125
     8,600   GreenPoint Financial Corp.                                     326,714
     6,500   MAF Bancorp., Inc.                                             176,670
    48,600   Washington Mutual, Inc.                                      1,731,132
     5,600   Webster Financial Corp.                                        175,280
                                                                     --------------
                                                                          6,436,813
                                                                     --------------
             Total common stocks (cost $166,774,045)                    193,892,767
WARRANTS(a)
    13,900   Dime Bancorp, Inc.(b) (cost $0)                                  3,753
                                                                     --------------
             Total long-term investments (cost $166,774,045)            193,896,520
                                                                     --------------
SHORT-TERM INVESTMENTS  2.2%
Principal
Amount
(000)        Description
-------------------------------------------------------------------------------------
Repurchase Agreement  2.2%
$    4,444   Joint Repurchase Agreement Account,
              4.04%, 6/1/01
              (cost $4,444,000; Note 5)                                   4,444,000
                                                                     --------------
             Total Investments  99.7%
              (cost $171,218,045; Note 4)                               198,340,520
             Other assets in excess of liabilities  0.3%                    562,724
                                                                     --------------
             Net Assets  100%                                        $  198,903,244
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Represents a potential distribution settlement in a legal claim.
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  May 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $171,218,045)                         $ 198,340,520
Cash                                                                      1,906
Receivable for investments sold                                       1,247,359
Receivable for Fund shares sold                                         793,085
Dividends and interest receivable                                       318,005
Prepaid expenses                                                            512
                                                               -------------------
      Total assets                                                  200,701,387
                                                               -------------------
LIABILITIES
Payable for investments purchased                                       930,018
Payable for Fund shares reacquired                                      688,456
Distribution fee payable                                                 80,168
Management fee payable                                                   73,962
Accrued expenses                                                         25,539
                                                               -------------------
      Total liabilities                                               1,798,143
                                                               -------------------
NET ASSETS                                                        $ 198,903,244
                                                               -------------------
                                                               -------------------
Net assets were comprised of:
   Common stock, at par                                           $     160,315
   Paid-in capital in excess of par                                 163,186,711
                                                               -------------------
                                                                    163,347,026
   Distributions in excess of net investment income                     (23,712)
   Accumulated net realized gain on investments                       8,457,455
   Net unrealized appreciation/depreciation on investments           27,122,475
                                                               -------------------
Net assets, May 31, 2001                                          $ 198,903,244
                                                               -------------------
                                                               -------------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  May 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($37,986,223 / 3,047,587 shares of common stock
      issued and outstanding)                                            $12.46
   Maximum sales charge (5% of offering price)                              .66
                                                               -------------------
   Maximum offering price to public                                      $13.12
                                                               -------------------
                                                               -------------------
Class B:
   Net asset value, offering price and redemption price
      per share ($98,366,618 / 7,942,016 shares of common
      stock issued and outstanding)                                      $12.39
                                                               -------------------
                                                               -------------------
Class C:
   Net asset value and redemption price per share
      ($48,789,207 / 3,939,155 shares of common stock
      issued and outstanding)                                            $12.39
   Sales charge (1% of offering price)                                      .13
                                                               -------------------
   Offering price to public                                              $12.52
                                                               -------------------
                                                               -------------------
Class Z:
   Net asset value, offering price and redemption price
      per share ($13,761,196 / 1,102,743 shares of common
      stock issued and outstanding)                                      $12.48
                                                               -------------------
                                                               -------------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                   May 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends                                                       $  1,657,401
   Interest                                                             191,816
                                                                ------------------
      Total income                                                    1,849,217
                                                                ------------------
Expenses
   Management fee                                                       699,548
   Distribution fee--Class A                                             44,518
   Distribution fee--Class B                                            457,241
   Distribution fee--Class C                                            234,083
   Transfer agent's fees and expenses                                   150,000
   Custodian's fees and expenses                                         60,000
   Registration fees                                                     22,000
   Reports to shareholders                                               15,000
   Audit fees                                                            12,000
   Legal fees and expenses                                                9,000
   Directors' fees and expenses                                           7,000
   Miscellaneous                                                          1,025
                                                                ------------------
      Total expenses                                                  1,711,415
                                                                ------------------
Net investment income                                                   137,802
                                                                ------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                         11,294,128
Net change in unrealized appreciation on investments                  8,974,882
                                                                ------------------
Net gain on investments                                              20,269,010
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 20,406,812
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                               May 31, 2001       November 30, 2000
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                       $    137,802          $    336,359
   Net realized gain on investments and
      foreign currency transactions              11,294,128               193,464
   Net change in unrealized appreciation/
      depreciation of investments                 8,974,882            21,056,184
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                            20,406,812            21,586,007
                                            ------------------    ------------------
Dividends from net investment income
      Class A                                      (278,539)                   --
      Class Z                                      (138,470)                   --
                                            ------------------    ------------------
                                                   (417,009)                   --
                                            ------------------    ------------------
Fund share transactions (net of share
conversions) (Note 6)
   Net proceeds from shares sold                 54,428,748            77,143,823
   Shares issued in reinvestment of
      distributions                                 397,514                    --
   Cost of shares reacquired                    (33,660,119)          (45,164,790)
                                            ------------------    ------------------
   Net increase in net assets from Fund
      share transactions                         21,166,143            31,979,033
                                            ------------------    ------------------
Total increase                                   41,155,946            53,565,040
NET ASSETS
Beginning of period                             157,747,298           104,182,258
                                            ------------------    ------------------
End of period(b)                                198,903,244          $157,747,298
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(b) Includes undistributed net investment
    income of:                                 $         --          $    255,495
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadvisor.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation ('PIC'), and Jennison Associates LLC ('Jennison'). Each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PIFM pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C
                                                                          19

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and C shares, respectively, for the six months ended May 31, 2001.

      PIMS has advised the Fund that it received approximately $149,500 and $76,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2001, it received approximately $169,000 and $23,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIM, PIMS and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement with an unaffiliated lender. The maximum commitment under the SCA was $1 billion. Interest on any such borrowings was at market rates. The purpose of the agreement was to serve as an alternative source of funding for capital share redemptions. The Funds paid a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee was accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Funds entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. The Fund utilized the line of credit during the six months ended May 31, 2001. The average daily balance the Fund had outstanding during the year was approximately $7,949,000 at a weighted average interest rate of approximately 5.56%.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended May 31, 2001, the Fund incurred fees of approximately $148,900 for the services of PMFS. As of May 31, 2001, approximately $26,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2001, were $99,653,139 and $77,662,496, respectively.

      The cost basis of investments for federal income tax purposes as of May 31, 2001 was $172,700,396 and, accordingly, net unrealized appreciation for federal income tax purposes was $25,640,124 (gross unrealized appreciation--$28,470,502; gross unrealized depreciation--$2,830,378).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2001, the Fund had a .73% undivided interest in the joint account. The undivided interest for the Fund represented $4,444,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Bear, Stearns & Co. Inc., 4.06%, in the principal amount of $175,000,000, repurchase price $175,019,736, due 6/1/01. The value of the collateral including accrued interest was $180,324,765.

      Greenwich Capital Markets, 4.07%, in the principal amount of $175,000,000, repurchase price $175,019,785, due 6/1/01. The value of the collateral including accrued interest was $178,502,055.

      State Street Bank & Trust, 4.05%, in the principal amount of $170,000,000, repurchase price $170,019,125, due 6/1/01. The value of the collateral including accrued interest was $173,411,076.

      UBS Warburg, 3.95%, in the principal amount of $86,096,000, repurchase price $86,105,447, due 6/1/01. The value of the collateral including accrued interest was $87,820,591.
                                                                          21

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2001:
Shares sold                                                    1,192,473    $ 14,267,437
Shares issued in reinvestment of distributions                    21,527         261,027
Shares reacquired                                               (910,827)    (10,670,112)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     303,173       3,858,352
Shares issued upon conversion and/or exchange from Class B       152,875       1,814,761
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    456,048    $  5,673,113
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    1,532,922    $ 14,673,571
Shares reacquired                                             (1,416,924)    (13,146,321)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     115,998       1,527,250
Shares issued upon conversion and/or exchange from Class B       118,748       1,194,926
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    234,746    $  2,722,176
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                    1,916,119    $ 22,758,534
Shares reacquired                                               (929,842)    (10,815,086)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     986,277      11,943,448
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (154,209)     (1,814,761)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    832,068    $ 10,128,687
                                                              ----------    ------------
                                                              ----------    ------------

    22

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    3,643,320    $ 34,902,776
Shares reacquired                                             (1,801,593)    (16,777,278)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,841,727      18,125,498
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (119,587)     (1,194,926)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,722,140    $ 16,930,572
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                      848,487    $ 10,071,307
Shares reacquired                                               (638,817)     (7,470,735)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    209,670    $  2,600,572
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    1,952,681    $ 18,766,546
Shares reacquired                                             (1,111,471)    (10,197,497)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    841,210    $  8,569,049
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                      613,173    $  7,331,470
Shares issued in reinvestment of distributions                    11,253         136,487
Shares reacquired                                               (396,400)     (4,704,186)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    228,026    $  2,763,771
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                      863,383    $  8,800,930
Shares reacquired                                               (516,392)     (5,043,694)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    346,991    $  3,757,236
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          23

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited)

                                                       Class A
                             -----------------------------------------------------------
                                Six Months              Year            June 30,1999(c)
                                  Ended                Ended                Through
                             May 31, 2001(e)    November 30, 2000(e)   November 30, 1999
----------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
   of period                     $  11.11             $   9.36              $ 10.00
                                 --------             --------             --------
Income from investment
   operations
Net investment income                 .04                  .08                   --(b)
Net realized and unrealized
   gain (loss) on
   investment transactions           1.41                 1.67                 (.64)
                                 --------             --------             --------
   Total from investment
      operations                     1.45                 1.75                 (.64)
                                 --------             --------             --------
Less distributions
Dividends from net
   investment income                 (.10)                  --                   --
                                 --------             --------             --------
Net asset value, end of
period                           $  12.46             $  11.11              $  9.36
                                 --------             --------             --------
                                 --------             --------             --------
TOTAL RETURN(a)                     12.96%               18.80%               (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $ 37,986             $ 28,801              $22,050
Average net assets (000)         $ 35,712             $ 22,614              $21,235
Ratios to average net
assets:
   Expenses, including
      distribution and
      service (12b-1) fees           1.30%(d)             1.33%                1.58%(d)
   Expenses, excluding
      distribution and
      service (12b-1) fees           1.05%(d)             1.08%                1.33%(d)
   Net investment income              .69%(d)              .83%                 .09%(d)
For Class A, B, C and Z
shares:
   Portfolio turnover rate             43%                  85%                  39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Annualized.
(e) Based on average shares outstanding during the period.

    24                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                      Class B
                             ----------------------------------------------------------
                               Six Months              Year            June 30,1999(b)
                                  Ended               Ended                Through
                             May 31, 2001(d)   November 30, 2000(d)   November 30, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
   of period                     $ 11.00             $   9.33              $ 10.00
                             ---------------         --------             --------
Income from investment
   operations
Net investment income
(loss)                                --(e)               .01                 (.02)
Net realized and unrealized
   gain (loss) on
   investment transactions          1.39                 1.66                 (.65)
                             ---------------         --------             --------
   Total from investment
      operations                    1.39                 1.67                 (.67)
                             ---------------         --------             --------
Net asset value, end of
period                           $ 12.39             $  11.00              $  9.33
                             ---------------         --------             --------
                             ---------------         --------             --------
TOTAL RETURN(a)                    12.64%               17.90%               (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $98,367             $ 78,182              $50,252
Average net assets (000)         $91,700             $ 59,442              $44,194
Ratios to average net
assets:(c)
   Expenses, including
      distribution and
      service (12b-1) fees          2.05%(c)             2.08%                2.33%(c)
   Expenses, excluding
      distribution and
      service (12b-1) fees          1.05%(c)             1.08%                1.33%(c)
   Net investment
      income/(loss)                 (.06)%(c)             .09%                (.69)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Less than $.005 per share.

    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                      Class C
                             ----------------------------------------------------------
                               Six Months              Year            June 30,1999(b)
                                  Ended               Ended                Through
                             May 31, 2001(d)   November 30, 2000(d)   November 30, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
   of period                     $ 11.00             $   9.33              $ 10.00
                             ---------------         --------             --------
Income from investment
   operations
Net investment income gain
   (loss)                             --(e)               .01                 (.02)
Net realized and unrealized
   gain (loss) on
   investment transactions          1.39                 1.66                 (.65)
                             ---------------         --------             --------
   Total from investment
      operations                    1.39                 1.67                 (.67)
                             ---------------         --------             --------
Net asset value, end of
period                           $ 12.39             $  11.00              $  9.33
                             ---------------         --------             --------
                             ---------------         --------             --------
TOTAL RETURN(a)                    12.64%               17.90%               (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $48,789             $ 41,011              $26,939
Average net assets (000)         $46,945             $ 30,639              $25,325
Ratios to average net
   assets:(c)
   Expenses, including
      distribution and
      service (12b-1) fees          2.05%(c)             2.08%                2.33%(c)
   Expenses, excluding
      distribution and
      service (12b-1) fees          1.05%(c)             1.08%                1.33%(c)
   Net investment
      income/(loss)                 (.07)%(c)             .09%                (.66)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Less than $.005 per share.

    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                      Class Z
                           -------------------------------------------------------------
                             Six Months              Year             June 30,1999(b)
                                Ended               Ended                 Through
                           May 31, 2001(d)   November 30, 2000(d)    November 30, 1999
----------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
   beginning of period         $ 11.15             $   9.36               $  10.00
                           ---------------         --------               --------
Income from investment
   operations
Net investment income              .06                  .11                    .01
Net realized and
   unrealized gain (loss)
   on investment
   transactions                   1.41                 1.68                   (.65)
                           ---------------         --------               --------
   Total from investment
      operations                  1.47                 1.79                   (.64)
                           ---------------         --------               --------
Less distributions
Dividends from net
   investment income              (.14)                  --                     --
                           ---------------         --------               --------
Net asset value, end of
period                         $ 12.48             $  11.15               $   9.36
                           ---------------         --------               --------
                           ---------------         --------               --------
TOTAL RETURN(a)                  13.11%               19.10%                 (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                          $13,761             $  9,753               $  4,941
Average net assets (000)       $12,702             $  5,913               $  4,972
Ratios to average net
assets:(c)
   Expenses, including
      distribution and
      service (12b-1)
      fees                        1.05%(c)             1.08%                  1.33%(d)
   Expenses, excluding
      distribution and
      service (12b-1)
      fees                        1.05%(c)             1.08%                  1.33%(d)
   Net investment income           .95%(c)             1.13%                   .35%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the period.

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on January 17 and March 1, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    - Saul K. Fenster
    - Delayne D. Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead
(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.
(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.
(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.
(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.
(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the current fiscal year.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the preceding matters were:

                                           Votes        Votes       Votes
                   Matter                   For        Against     Withheld     Abstentions
        -----------------------------    ---------     -------     --------     -----------
(1)D    Saul K. Fenster                  6,853,379          --      205,052            --
        Delayne D. Gold                  6,853,758          --      204,673            --
        Robert F. Gunia                  6,855,131          --      203,300            --
        Douglas H. McCorkindale          6,855,151          --      203,280            --
        W. Scott McDonald, Jr.           6,855,171          --      203,260            --
        Thomas T. Mooney                 6,859,258          --      199,173            --
        Stephen P. Munn                  6,859,054          --      199,377            --
        David R. Odenath, Jr.            6,855,193          --      203,238            --
        Richard A. Redeker               6,857,784          --      200,647            --
        Judy A. Rice                     6,855,542          --      202,889            --
        Robin B. Smith                   6,853,603          --      204,828            --
        Louis A. Weil, III               6,859,796          --      198,635            --
        Clay T. Whitehead                6,855,220          --      203,211            --
(2)*    PIFM & Jennison                  8,586,601     112,639           --       122,376
(3)D    PIFM                             4,817,400     413,387           --       221,731
(4)D    PIFM                             4,944,147     276,425           --       231,946
(5a)D   Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          4,924,969     289,764           --       237,786
(5b)D   Buying and Selling Real
         Estate                          4,971,398     272,188           --       208,932
(5c)D   Buying and Selling
         Commodities and Commodity
         Contracts                       4,924,513     312,894           --       215,111
(5d)D   Making Loans                     4,935,866     295,766           --       220,887
(5e)D   Other Investment Restrictions    4,957,870     257,325           --       237,322
(6)D    PricewaterhouseCoopers LLP       6,802,824      96,733           --       158,875

------------------------------
* Approved at the January 17, 2001 meeting.
D Approved at the March 1, 2001 meeting.
                                                                          29

Prudential Financial Services Fund

        Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Prudential Financial Services Fund

      Getting the Most From Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

                            www.PruFN.com    (800) 225-1852

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential Financial Services Fund

     Getting the Most From Your Prudential Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

                        www.PruFN.com     (800) 225-1852

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Financial Services Fund

     Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

                        www.PruFN.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ     CUSIP
     Class A    PFSAX    74437K103
     Class B    PUFBX    74437K202
     Class C    PUFCX    74437K301
     Class Z    PFSZX    74437K400

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF188E2  74437K103  74437K202  74437K301  74437K400

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT    MAY 31, 2001

Prudential
Health Sciences Fund

Fund Type Sector stock

Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Health Sciences Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in the following industries: pharmaceuticals, biotechnology, medical devices, and healthcare services. The Fund is divided into two approximately equal subportfolios. One is the Strategically Managed Portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the Enhanced Index Portfolio, which consists of securities selected from those in the benchmark Standard & Poor's SuperComposite 1500 Health
Care Index (S&P SC Health Care Index). Quantitative models are used to create a sample that is representative of the Index, but with overweighted and underweighted holdings designed to increase the likelihood of performing better than the benchmark. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of the Fund's net assets as of 5/31/01
50.1%  Pharmaceuticals
30.5   Biotechnology
 5.6   Healthcare Providers/Services
 3.8   Medical Devices/Equipment/Supplies
 2.9   Healthcare Management Services
 1.0   Agricultural Operations
 0.3   Healthcare Information Technology
 0.2   Drugs/Medical/Dental Distribution
 5.6   Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of the Fund's
net assets as of 5/31/01
10.2% Pfizer, Inc.
      Pharmaceuticals
 7.5  American Home Products Corp.
      Pharmaceuticals
 5.9  Aviron
      Biotechnology
 5.5  Sepracor, Inc.
      Biotechnology
 5.3  ViroPharma, Inc.
      Biotechnology

Holdings are subject to change.

       www.PruFN.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1         As of 5/31/01

                                         Six          One        Since
                                        Months        Year     Inception2
Class A                                 -2.40%       29.20%      82.64%
Class B                                 -2.69        28.27       80.05
Class C                                 -2.69        28.27       80.05
Class Z                                 -2.14        29.59       83.71
Lipper Health/Biotechnology Fund Avg.3  -7.87        14.76       59.49

Average Annual Total Returns1            As of 6/30/01

                        One             Since
                        Year          Inception2
Class A                11.29%           33.86
Class B                11.26            34.83
Class C                14.10            35.62
Class Z                17.44            37.72

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are unmanaged and are based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Health/Biotechnology Fund category. Health/Biotechnology funds invest at least 65% of their assets in equity securities of companies engaged in healthcare, medicine, and biotechnology.

(LOGO)                       July 17, 2001

DEAR SHAREHOLDER,
The six months ended May 31, 2001, were generally disappointing for stock investors. Healthcare stocks--as represented by the S&P SC Health Care Index, the benchmark for the Prudential Health Sciences Fund--were among the poorer performers, falling 8.37%. The Lipper Health/Biotechnology Fund Average declined 7.87%, only marginally better than the Index.

We are pleased to report that the Prudential Fund held up more than five percentage points better than the Lipper Average. Its Class A shares returned -2.40% (-7.28% to those paying the maximum one-time Class A share sales charge). The Fund's outperformance was primarily due to substantial gains on three drug and biotechnology holdings in its Strategically Managed Portfolio that together made up almost a fifth of that portfolio's average assets over the period.

By and large, the Index declines were concentrated in two periods: one occurred in January after the Federal Reserve
(the Fed) made its first interest-rate reduction of the current economic slowdown. We think many investors took profits on healthcare stocks at that point to invest in more economically sensitive sectors. The second decline was part of the broad market drop that took place in February and March. Since bottoming on March 22, the Index has generally been edging upwards.


Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Health Sciences Fund

    Prudential Health Sciences Fund

          Semiannual Report     May 31, 2001

INVESTMENT ADVISERS' REPORT

IT WAS A TECHNICAL PULLBACK
Although healthcare stocks declined moderately during the Fund's six-month reporting period, there was no broad deterioration in earning prospects that we could see. We think much of the decline was caused by a general cautiousness about equity investing and, in part, by technical factors such as the previous substantial rise in healthcare share prices. Recall that in the Fund's fiscal year immediately preceding this reporting period, its Class A shares returned 72.32%. Even the Fund's benchmark index rose 24.31% over that period. Some correction was to be expected.

We think that after investors abandoned cyclical stocks (those of companies whose earnings tend to vary with the state of the economy) in 2000, and as it became clearer that the U.S. economy was slowing, investors grew so relieved by the Fed's relatively large interest-rate cut in January that they euphorically returned to the cyclicals. They took profits on sharply appreciated healthcare stocks to pay for the new investments. However, this didn't last long. Before the middle of the month, pessimism was back in style. Excluding that early decline, healthcare stocks performed generally in line with the market. (From January 15 to the end of the reporting period, the S&P SC Health Care Index outperformed both the S&P SC Index for the entire market and the large-cap Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).)

THE ENHANCED INDEX PORTFOLIO PERFORMED AS EXPECTED
About half the Fund's assets are managed in its Enhanced Index Portfolio, which is designed to outperform the benchmark index over the long term, but without differing from it substantially on any risk factor (such as industry composition or company size). Over this reporting period, it modestly outperformed the Index. The largest single contributor to that portfolio's outperformance provided a good example of how enhanced indexing works. The portfolio had a position of less than 1%
of its assets in Pharmaceutical
                                                3

Prudential Health Sciences Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 5/31/01
---------------------------------------------------------------------
10.2% Aviron/Biotechnology
      Aviron develops innovative vaccines. It is developing a flu vaccine that can be delivered through a nasal spray and that can be used with children--a largely unserved market today. The vaccine should be on the market by the 2001 flu season. Aviron's vaccines for croup and mononucleosis (in collaboration with SmithKline Beecham) are in clinical trials.

 9.5% Sepracor, Inc./Biotechnology
      Sepracor finds ways to improve existing drugs whose patents are nearing expiration. Its techniques can produce a purer product that is more effective or has fewer side effects than the original. Sepracor normally licenses the improved product back to the developer of the original drug, but has reserved many that it intends to market on its own. In March 2001, it filed its second new drug application, for a nonsedating antihistamine that we expect to be best in its class, and it should file its third application later in the year.

 9.3% American Home Products Corp./Pharmaceuticals
      American Home Products, one of the large drug companies, has all but resolved its last liability issues related to the Fen-Phen weight-loss combination. Nonetheless, its shares sell at a substantial discount to comparable drug companies.

 9.3% ViroPharma, Inc./Biotechnology
      ViroPharma develops drugs for diseases caused by RNA viruses, such as Picovir for a severe form of the common cold. The market overreacted to bad news, and we built a large position at a very favorable price. The company has treatments for hepatitus and RSV (a respiratory tract virus that causes pneumonia in children) in early development.

 5.0% Forest Laboratories, Inc./Pharmaceuticals
      Forest is a specialty pharmaceutical company whose products include Celexa, a popular and fast-growing antidepressant drug. Its shares fell in March because of questions about its drug pipeline and the sustainability of its earnings. Our familiarity with the quality of its pipeline led us to add to our holdings at the lower price.

Five Largest Holdings--Enhanced Index Portfolio  As of 5/31/01

                             Industry             % of Total Enhanced      % of S&P SC
Security                       Group              Index Market Value    Health Care Index*
Pfizer, Inc.              Pharmaceuticals               17.1%                  17.0%
Merck & Co., Inc.         Pharmaceuticals               11.1                   10.5
Johnson & Johnson         Pharmaceuticals                8.8                    8.5
Bristol-Myers Squibb Co.  Pharmaceuticals                6.7                    6.6
Eli Lilly & Co.           Pharmaceuticals                6.4                    6.0
*Source: Standard & Poor's based on data retrieved by Factset.

Holdings are subject to change.

                 www.PruFN.com  (800) 225-1852

    Semiannual Report      May 31, 2001

Product Development, a contract research company. Although small, this position was about six times the stock's weighting in the Index. The 75% rise of these shares over the six-month period helped the portfolio sustain its overall asset value. Similar overweightings of small positions in Quest
Diagnostics, Express Scripts, and PolyMedica--all of which rose despite the declining market--contributed to the portfolio's outperformance.

Companies that make up a large part of the portfolio's benchmark index can have a substantial impact even with small changes in share price. For example, the portfolio's small overweighting of Bristol-Myers Squibb detracted noticeably from its performance relative to its benchmark. Its absolute return--not relative to the benchmark, but its contribution to the Fund's total return--was hurt because the portfolio's style required large exposures to the drug giants: Pfizer, Merck, Johnson & Johnson, Abbott Laboratories, and Schering-Plough-- all of which fell in price. This pulled down the returns of both the benchmark index and the Enhanced Index Portfolio.

THE STRATEGICALLY MANAGED PORTFOLIO HAD SUCCESSES
The largest contribution to the Strategically Managed Portfolio's return over this period came from an opportunistic purchase of ViroPharma shares. We were well-positioned to make this purchase because we were familiar with the company's pipelines and with the drug testing process. Pleconaril, ViroPharma's oral drug for viral meningitis and viral respiratory infections, was sufficiently promising to have pushed up ViroPharma's stock during the Fund's last fiscal year. We had taken much of our profits before Pleconaril failed its late-phase clinical trial. Many investors bailed out, and the share price fell. We knew the test would be repeated, and we had confidence in both the drug and the company, so we rebuilt our position at the reduced price
(see Comments on Largest Holdings--Strategically Managed Portfolio). We were able to profit again; the stock increased in price by well over half. It isn't often that one can ride a stock to large gains twice within such a short period.
                                 5

Prudential Health Sciences Fund

        Semiannual Report     May 31, 2001

The second largest contributor to our return, Forest Laboratories, was a similar story (see Comments on Largest Holdings--Strategically Managed Portfolio). We knew the company and its pipeline; we had a relatively small holding. After the stock sold off on bad news, we bought more at the lower price before other investors had a chance to evaluate the situation. We benefited from the recovery within a month.

The second largest holding in the Fund's Strategically Managed Portfolio at the beginning of this reporting period (8.2% of the portfolio's assets) was Aviron, which appreciated to become its largest holding at period-end (see Comments on Largest Holdings--Strategically Managed Portfolio). Aviron's share price made a huge "V" (a fall, sharp turnaround, and rise) during the Fund's reporting period. In this case, we already had a large position at the beginning, and so we first lost and then regained on much of our investment. Nonetheless, we averaged a moderately good return on a large position, and it made a substantial contribution to the portfolio's outperformance.

Modest positive contributions from many other holdings also contributed to the portfolio's strong performance through the declining market.

BIOTECHNOLOGY SUFFERED FROM THE MOVE TO VISIBLE EARNINGS
Aside from the gains on Aviron and ViroPharma, most of our biotechnology stocks lost ground. By and large, biotechnology companies' profit growth is several years in the future. Their share prices benefited when investors had an optimistic view of companies that were developing new products. Investors expected the kind of earnings explosions after long periods of gestation that they had seen earlier in technology and telecommunications companies. Then, when investors become timid and looked for "visible" (immediately foreseeable) profits, biotechnology declined with the rest of the "new economy" stocks. Some of the portfolio's larger losses came from MedImmune, NPS Pharmaceuticals, and Protein Design Labs. Although investors may have been overvaluing future profits in 1999 and 2000, we think they are undervaluing them now. We expect a bounce back
                 www.PruFN.com  (800) 225-1852

to valuations that can be categorized somewhere between overenthusiasm and pessimism. That's most likely where profitability will actually be.

ONE DRUG, TWO HITS
Sepracor (see Comments on Largest Holdings--Strategically Managed Portfolio) was the portfolio's fifth largest holding as the period began. It had licensed r-fluexetine to Eli Lilly to replace Lilly's blockbuster antidepressant Prozac. Trial data showed a small increase in abnormal heart rhythms, and the agreement was terminated. We owned both stocks, and they both fell. Sepracor had disappointments on two partnered royalty-bearing drugs as well. Although our loss on Sepracor was large, we think the company's fully owned products look promising. We added to our position significantly at a very low price. We sold much of our position in Lilly in a poor market.

LOOKING AHEAD
We don't believe that the fall in healthcare stock prices reflects any real change in the earnings prospects of companies in the sector. Rather, investors appear to have reduced the premium that they are willing to pay for future growth, particularly when that growth is not accompanied by present earnings. We don't expect the growth premium to reach the extraordinary levels it reached toward the end of what turned out to be one of the most spectacular bull markets in history. Nonetheless, the genuine prospects for earnings growth in the health field are very good. It is still true that the major developed countries face aging populations that are rapidly growing markets for health services and products. It is also true that new scientific and technological developments are creating healthcare products that can prolong a comfortable life. That should translate into earnings growth. A reasonable valuation on that growth would mean a healthy return on investments in the sector. "Healthy" doesn't mean similar to the returns of our last fiscal year, which were well above historical levels for growth stocks. Rather, it means better than the returns on many alternative investments.

Prudential Health Sciences Fund Management Team

Prudential Health Sciences Fund

      Semiannual Report      May 31, 2001

Financial
  Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited)

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.4%
Common Stocks  94.2%
-------------------------------------------------------------------------------------
Agricultural Operations  1.0%
     120,600   Monsanto Co.                                         $    4,281,300
-------------------------------------------------------------------------------------
Biotechnology  30.3%
     493,700   Adolor Corp.(a)                                          10,821,904
     230,000   Amgen, Inc.(a)                                           15,267,400
      37,000   Applera Corp. - Applied Biosystems Group                  1,138,120
     110,400   Avigen, Inc.(a)                                           2,181,504
     467,400   Aviron(a)                                                25,192,860
      87,700   Bio-Technology General Corp.(a)                           1,043,630
      23,200   Biogen, Inc.(a)                                           1,399,192
       5,300   Chiron Corp.(a)                                             273,321
      48,300   CV Therapeutics, Inc.(a)                                  2,271,549
      58,800   Dyax Corp.(a)                                               764,400
     216,200   Emisphere Technologies, Inc.(a)                           4,250,492
      47,800   Genentech, Inc.(a)                                        2,392,390
      20,600   Genzyme Corp.(a)                                          2,202,964
       4,297   Genzyme Corp. - Biosurgery Division(a)                       26,899
       1,400   Gilead Sciences, Inc.(a)                                     72,450
      32,300   IDEC Pharmaceuticals Corp.(a)                             1,989,680
       2,495   MedImmune, Inc.(a)                                           99,476
      15,900   Millennium Pharmaceuticals, Inc.(a)                         606,903
     168,500   NPS Pharmaceuticals, Inc.(a)                              5,427,385
      94,000   OSI Pharmaceuticals, Inc.(a)                              4,250,680
         600   Protein Design Labs, Inc.(a)                                 44,526
      20,000   Regeneron Pharmaceuticals, Inc.(a)                          638,200
     707,300   Sepracor, Inc.(a)                                        23,567,236
      57,600   Third Wave Technologies, Inc.(a)(c)                         500,544
     785,000   ViroPharma, Inc.(a)                                      22,835,650
                                                                    --------------
                                                                       129,259,355
-------------------------------------------------------------------------------------
Drugs/Medical/Dental Distribution  0.2%
      12,800   DENTSPLY International, Inc.                                563,712
       5,000   Invacare Corp.                                              185,500
       3,500   Sybron Dental Specialties, Inc.(a)                           72,800
                                                                    --------------
                                                                           822,012

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Healthcare Information Technology  0.3%
     314,100   Allscripts Heathcare Solutions, Inc.(a)              $    1,476,270
-------------------------------------------------------------------------------------
Healthcare Management Services  2.9%
       8,300   CIGNA Corp.                                                 784,101
      14,500   Coventry Health Care, Inc.(a)                               245,050
      53,400   Express Scripts, Inc.(a)                                  5,155,236
       5,400   First Health Group Corp.(a)                                 271,080
      29,100   Health Net, Inc.(a)                                         560,175
      41,100   Humana, Inc.(a)                                             392,505
       5,000   Mid Atlantic Medical Services, Inc.(a)                       82,600
      15,300   Orthodontic Centers of America, Inc.(a)                     469,710
      17,900   Oxford Health Plans, Inc.(a)                                491,176
      13,800   PacifiCare Health Systems, Inc.(a)                          244,536
       9,600   Trigon Healthcare, Inc.(a)                                  547,104
      44,000   UnitedHealth Group, Inc.                                  2,530,000
       9,500   Wellpoint Health Networks, Inc.(a)                          824,600
                                                                    --------------
                                                                        12,597,873
-------------------------------------------------------------------------------------
Healthcare Providers/Services  5.6%
      22,300   Accredo Health, Inc.(a)                                     741,921
      16,300   AdvancePCS(a)                                               992,833
     320,100   Caremark Rx, Inc.(a)                                      5,211,228
     151,000   Community Health Care(a)                                  3,852,010
       1,500   Covance, Inc.(a)                                             27,555
      36,800   HCA - The Healthcare Co.                                  1,484,512
      39,300   Health Management Associates, Inc.(a)                       697,968
      60,600   HEALTHSOUTH Corp.(a)                                        769,620
     107,800   LifePoint Hospitals, Inc.(a)                              3,600,520
      19,600   Lincare Holdings, Inc.(a)                                 1,137,584
      14,800   Manor Care, Inc.(a)                                         366,300
      16,800   Omnicare, Inc.                                              352,128
       2,000   Pediatrix Medical Group, Inc.(a)                             54,620
       9,700   Quest Diagnostics, Inc.(a)                                1,199,017
       4,800   RehabCare Group, Inc.(a)                                    208,752
       3,300   Rural/Metro Corp.(a)                                          3,300
      46,200   Tenet Healthcare Corp.(a)                                 2,101,638
      12,600   Universal Health Services, Inc.                           1,008,000
                                                                    --------------
                                                                        23,809,506

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Medical Devices/Equipment/Supplies  3.8%
      27,200   Aspect Medical Systems, Inc.(a)                      $      352,240
      10,400   Bausch & Lomb, Inc.                                         491,920
      59,200   Baxter International, Inc.                                2,923,296
       9,600   Beckman Coulter, Inc.                                       362,400
      29,050   Biomet, Inc.                                              1,297,663
         200   C.R. Bard, Inc.                                              11,290
      12,000   CONMED Corp.(a)                                             257,520
       4,900   Datascope Corp.                                             196,294
       1,800   Diagnostic Products Corp.                                   139,896
      30,300   Edwards Lifesciences Corp.(a)                               702,051
      12,000   Guidant Corp.(a)                                            450,600
     123,372   Medtronic, Inc.                                           5,302,529
      11,600   Mentor Corp.                                                307,168
      14,900   PolyMedica Corp.(a)                                         475,459
       7,200   ResMed, Inc.(a)                                             393,120
       4,000   Respironics, Inc.(a)                                        111,920
       4,000   Sola International, Inc.(a)                                  56,600
      15,300   St. Jude Medical, Inc.                                      941,256
      14,300   Stryker Corp.                                               821,535
       4,800   Techne Corp.(a)                                             158,448
       5,300   The Cooper Cos., Inc.                                       242,210
       2,446   Tyco International Ltd.                                     140,523
                                                                    --------------
                                                                        16,135,938
-------------------------------------------------------------------------------------
Non-Healthcare
         356   Kimberly-Clark Corp.                                         21,520
-------------------------------------------------------------------------------------
Pharmaceuticals  50.1%
     344,500   Abbott Laboratories                                      17,907,110
      47,000   Allergan, Inc.                                            4,215,900
       9,700   Alpharma, Inc.                                              248,805
      56,000   ALZA Corp.(a)                                             2,640,400
     505,100   American Home Products Corp.                             31,972,830
      42,200   Barr Laboratories, Inc.(a)                                3,007,594
     236,500   Bristol-Myers Squibb Co.                                 12,827,760

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
     144,000   Eli Lilly & Co.                                      $   12,196,800
     203,500   Forest Laboratories, Inc.(a)                             15,071,210
     240,000   Ista Pharmaceuticals, Inc.(a)                               672,000
     222,000   IVAX Corp.                                                7,481,400
     172,742   Johnson & Johnson                                        16,747,337
      42,125   King Pharmaceuticals, Inc.(a)                             2,130,683
       3,000   Medicis Pharmaceutical Corp.(a)                             157,920
     290,300   Merck & Co., Inc.                                        21,188,997
      18,200   Mylan Laboratories, Inc.                                    578,942
       1,000   Noven Pharmaceuticals, Inc.(a)                               30,880
   1,016,250   Pfizer, Inc.                                             43,586,962
     209,665   Pharmacia Corp.                                          10,181,332
     162,000   Schering-Plough Corp.                                     6,795,900
       3,440   Shire Pharmaceuticals Group PLC (ADR) (United
                Kingdom)                                                   170,590
      70,500   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)        4,072,080
                                                                    --------------
                                                                       213,883,432
                                                                    --------------
               Total common stocks (cost $344,655,538)                 402,287,206
                                                                    --------------
Preferred Stocks  0.2%
     200,000   Geneva Proteomics, Inc. (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                      1,100,000
                                                                    --------------
               Total long-term investments (cost $345,755,538)         403,387,206
                                                                    --------------
SHORT-TERM INVESTMENTS  7.8%

Principal
Amount
(000)
----------------------------------------------------------------------------------------
Commercial Paper  6.8%
$     11,388   American Express Credit Corp.
                4.15%, 6/1/01                                           11,388,000
      11,388   General Electric Capital Corp.
                4.12%, 6/1/01                                           11,388,000
       6,360   Texaco, Inc.
                4.10%, 6/1/01                                            6,360,000
                                                                    --------------
               Total commercial paper (cost $29,136,000)                29,136,000
                                                                    --------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. Government Securities  1.0%
             United States Treasury Bills
$      200   4.15%, 6/28/01                                          $      199,136
     4,000   4.51%, 6/28/01                                               3,988,998
                                                                     --------------
             Total U.S. government securities (cost $4,188,765)           4,188,134
                                                                     --------------
             Total short-term investments (cost $33,324,765)             33,324,134
                                                                     --------------
             Total Investments  102.2%
              (cost $379,080,303; Note 4)                               436,711,340
             Liabilities in excess of other assets  (2.2%)               (9,533,194)
                                                                     --------------
             Net Assets  100%                                        $  427,178,146
                                                                     --------------
                                                                     --------------

------------------------------
ADR--American Depository Receipt.
PLC--Public Limited Company.
(a) Non-income producing security.
(b) Fair-valued security.
(c) Indicates a restricted security; the aggregate cost of such securities is $1,605,618. The aggregate value of $1,600,544 is approximately 0.4% of net assets at May 31, 2001.
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   May 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $379,080,303)                          $436,711,340
Receivable for Fund shares sold                                       1,211,227
Receivable for investments sold                                         979,390
Dividends and interest receivable                                       477,005
Other assets                                                                538
                                                                ------------------
      Total assets                                                  439,379,500
                                                                ------------------
LIABILITIES
Payable to custodian                                                     45,431
Payable for investments purchased                                    10,578,662
Payable for Fund shares reacquired                                      971,199
Distribution fee payable                                                266,764
Management fee payable                                                  263,846
Accrued expenses                                                         74,306
Foreign withholding taxes payable                                         1,146
                                                                ------------------
      Total liabilities                                              12,201,354
                                                                ------------------
NET ASSETS                                                         $427,178,146
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $    285,715
   Paid-in capital in excess of par                                 359,661,751
                                                                ------------------
                                                                    359,947,466
   Net investment loss                                               (1,727,769)
   Accumulated net realized gain on investments and foreign
      currency transactions                                          11,327,431
   Net unrealized appreciation on investments and foreign
      currencies                                                     57,631,018
                                                                ------------------
Net assets, May 31, 2001                                           $427,178,146
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($96,100,828 /
      6,353,908 shares of common stock issued and outstanding)            $15.12
   Maximum sales charge (5% of offering price)                               .80
                                                                    ------------
   Maximum offering price to public                                       $15.92
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($212,826,504 / 14,313,026 shares of common stock issued
      and outstanding)                                                    $14.87
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share ($87,536,746 /
      5,886,818 shares of common stock issued and outstanding)            $14.87
   Sales charge (1% of offering price)                                       .15
                                                                    ------------
   Offering price to public                                               $15.02
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($30,714,068 / 2,017,781 shares of common stock issued and
      outstanding)                                                        $15.22
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                   May 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends (net of foreign withholding tax of $2,546)            $  1,506,011
   Interest                                                             407,181
                                                                ------------------
      Total income                                                    1,913,192
                                                                ------------------
Expenses
   Management fee                                                     1,564,965
   Distribution fee--Class A                                            118,222
   Distribution fee--Class B                                          1,034,593
   Distribution fee--Class C                                            430,522
   Transfer agent's fees and expenses                                   294,000
   Custodian's fees and expenses                                         67,000
   Reports to shareholders                                               62,000
   Registration fees                                                     31,000
   Legal fees and expenses                                               15,000
   Audit fee                                                             13,000
   Directors' fees and expenses                                           7,000
   Loan interest expense (Note 2)                                         2,000
   Miscellaneous                                                            541
                                                                ------------------
      Total expenses                                                  3,639,843
                                                                ------------------
Net investment loss                                                  (1,726,651)
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           12,063,583
   Short sales                                                        2,848,831
   Foreign currency transactions                                        (27,997)
                                                                ------------------
                                                                     14,884,417
                                                                ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (27,589,554)
   Foreign currencies                                                     1,022
                                                                ------------------
                                                                    (27,588,532)
                                                                ------------------
Net loss on investments                                             (12,704,115)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(14,430,766)
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months           Year
                                                   Ended              Ended
                                                May 31, 2001    November 30, 2000
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $ (1,726,651)     $  (2,032,022)
   Net realized gain on investments, short
      sales and foreign currency transactions     14,884,417         81,640,373
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                         (27,588,532)        72,087,893
                                                ------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                  (14,430,766)       151,696,244
                                                ------------    -----------------
Distributions
   Distributions from net realized capital
   gains
      Class A                                    (16,243,229)          (560,664)
      Class B                                    (37,148,258)        (1,526,461)
      Class C                                    (15,531,365)          (667,678)
      Class Z                                     (5,182,158)          (172,194)
                                                ------------    -----------------
                                                 (74,105,010)        (2,926,997)
                                                ------------    -----------------
Fund share transactions (Net of share
conversions)
   Net proceeds from shares sold                  75,890,248        205,918,863
   Net asset value of shares issued in
      reinvestment
      of distributions                            71,109,521          2,809,025
   Cost of shares reacquired                     (76,985,857)       (92,435,645)
                                                ------------    -----------------
   Net increase in net assets from Fund share
      transactions                                70,013,912        116,292,243
                                                ------------    -----------------
Total increase (decrease)                        (18,521,864)       265,061,490
NET ASSETS
Beginning of period                              445,700,010        180,638,520
                                                ------------    -----------------
End of period                                   $427,178,146      $ 445,700,010
                                                ------------    -----------------
                                                ------------    -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ National Market System securities are valued at the last sale price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales price as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    18

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Short Sales:    The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively.
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such expenses may differ from actuals. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation ('PIC'), and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PIFM pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
    20

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the six months ended May 31, 2001, such expenses for the Fund were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the Fund that it received approximately $222,500 and $95,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended May 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2001, it received approximately $317,200 and $36,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS, PIM and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings is at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .08 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund utilized the line of credit during the six months ended May 31, 2001. The average daily balance the Fund had outstanding during the period was approximately $7,262,500 at a weighted average interest rate of approximately 5.5625%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Company's transfer agent. During the six months ended May 31, 2001, the Fund incurred fees of approximately $268,000 for the services of PMFS. As of May 31, 2001, approximately $47,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2001 were $204,843,599 and $207,482,623, respectively.

      The federal income tax basis of the Fund's investments at May 31, 2001 was $382,615,203 and, accordingly, net unrealized appreciation for federal income tax purposes was $54,096,137 (gross unrealized appreciation--$69,619,229; gross unrealized depreciation--$15,523,092).

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
    22

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2001:
Shares sold                                                    1,201,910    $ 18,534,812
Shares issued in reinvestment of distributions                   995,497      15,588,289
Shares reacquired                                             (1,444,195)    (21,284,776)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     753,212      12,838,325
Shares issued upon conversion from Class B                       300,332       4,638,364
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,053,544    $ 17,476,689
                                                              ----------    ------------
                                                              ----------    ------------
Year ended Novenber 30, 2000:
Shares sold                                                    3,470,317    $ 54,138,804
Shares issued in reinvestment of distributions                    38,339         532,140
Shares reacquired                                             (1,896,199)    (27,596,099)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,612,457      27,074,845
Shares issued upon conversion from Class B                       315,058       4,790,652
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,927,515    $ 31,865,497
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                    2,066,521    $ 31,291,085
Shares issued in reinvestment of distributions                 2,287,491      35,341,206
Shares reacquired                                             (1,901,850)    (27,813,263)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,452,162      38,819,028
Shares reacquired upon conversion into Class A                  (304,485)     (4,638,364)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,147,677    $ 34,180,664
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    6,440,795    $ 95,004,047
Shares issued in reinvestment of distributions                   105,423       1,453,777
Shares reacquired                                             (2,287,146)    (34,219,402)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   4,259,072      62,238,422
Shares reacquired upon conversion into Class A                  (317,396)     (4,790,652)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,941,676    $ 57,447,770
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                      803,340    $ 12,175,953
Shares issued in reinvestment of distributions                   977,360      15,103,345
Shares reacquired                                             (1,010,318)    (14,807,401)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    770,382    $ 12,471,897
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    2,146,959    $ 31,804,891
Shares issued in reinvestment of distributions                    47,409         653,773
Shares reacquired                                             (1,376,343)    (19,937,208)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    818,025    $ 12,521,456
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          23

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2001:
Shares sold                                                      895,260    $ 13,888,398
Shares issued in reinvestment of distributions                   322,779       5,076,681
Shares reacquired                                               (874,329)    (13,080,417)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    343,710    $  5,884,662
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    1,591,722    $ 24,971,121
Shares issued in reinvestment of distributions                    12,165         169,335
Shares reacquired                                               (700,195)    (10,682,936)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    903,692    $ 14,457,520
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited)

                                                       Class A
                               --------------------------------------------------------
                                Six Months           Year            June 30, 1999(b)
                                  Ended              Ended               Through
                               May 31, 2001    November 30, 2000    November 30, 1999
---------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
period                           $  18.51           $ 10.86              $  10.00
                               ------------        --------              --------
Income from investment
operations
Net investment loss                  (.02)             (.01)(d)              (.02)(d)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                      (.39)             7.81                   .88
                               ------------        --------              --------
      Total from investment
      operations                     (.41)             7.80                   .86
                               ------------        --------              --------
Less distributions:
Distributions from net
   realized capital gains           (2.98)             (.15)                   --
                               ------------        --------              --------
Net asset value, end of
period                           $  15.12           $ 18.51              $  10.86
                               ------------        --------              --------
                               ------------        --------              --------
TOTAL RETURN(a):                    (2.40)%           72.32%                 8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $ 96,101           $98,129              $ 36,646
Average net assets (000)         $ 94,837           $59,890              $ 32,032
Ratios to average net assets:
   Expenses, including
      distribution and
      service (12b-1) fees           1.24%(c)          1.10%(d)              1.59%(c)(d)
   Expenses, excluding
      distribution and
      service (12b-1) fees            .99%(c)           .85%(d)              1.34%(c)(d)
   Net investment loss               (.32)%(c)         (.13)%(d)             (.43)%(c)(d)
For Class A, B, C and Z
shares:
Portfolio turnover rate                50%              138%                   61%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited) Cont'd.

                                                       Class B
                               --------------------------------------------------------
                                Six Months           Year            June 30, 1999(b)
                                  Ended              Ended               Through
                               May 31, 2001    November 30, 2000    November 30, 1999
---------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
period                           $  18.31          $   10.83             $  10.00
                               ------------    -----------------         --------
Income from investment
operations
Net investment loss                  (.08)              (.11)(d)             (.05)(d)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                      (.38)              7.74                  .88
                               ------------    -----------------         --------
      Total from investment
      operations                     (.46)              7.63                  .83
                               ------------    -----------------         --------
Less distributions:
Distributions from net
   realized capital gains           (2.98)              (.15)                  --
                               ------------    -----------------         --------
Net asset value, end of
period                           $  14.87          $   18.31             $  10.83
                               ------------    -----------------         --------
                               ------------    -----------------         --------
TOTAL RETURN(a):                    (2.69)%            70.85%                8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $212,827          $ 222,772             $ 89,061
Average net assets (000)         $207,487          $ 156,579             $ 74,448
Ratios to average net assets:
   Expenses, including
      distribution and
      service (12b-1) fees           1.99%(c)           1.85%(d)             2.34%(c)(d)
   Expenses, excluding
      distribution and
      service (12b-1) fees            .99%(c)            .85%(d)             1.34%(c)(d)
   Net investment loss              (1.07)%(c)          (.87)%(d)           (1.20)%(c)(d)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited) Cont'd.

                                                       Class C
                               --------------------------------------------------------
                                Six Months           Year            June 30, 1999(b)
                                  Ended              Ended               Through
                               May 31, 2001    November 30, 2000    November 30, 1999
---------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
period                           $  18.31           $ 10.83              $  10.00
                               ------------        --------              --------
Income from investment
operations
Net investment loss                  (.08)             (.12)(d)              (.05)(d)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                      (.38)             7.75                   .88
                               ------------        --------              --------
      Total from investment
      operations                     (.46)             7.63                   .83
                               ------------        --------              --------
Less distributions:
Distributions from net
   realized capital gains           (2.98)             (.15)                   --
                               ------------        --------              --------
Net asset value, end of
period                           $  14.87           $ 18.31              $  10.83
                               ------------        --------              --------
                               ------------        --------              --------
TOTAL RETURN(a):                    (2.69)%           70.85%                 8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $ 87,537           $93,698              $ 46,551
Average net assets (000)         $ 86,341           $69,491              $ 41,090
Ratios to average net assets:
   Expenses, including
      distribution and
      service (12b-1) fees           1.99%(c)          1.85%(d)              2.34%(c)(d)
   Expenses, excluding
      distribution and
      service (12b-1) fees            .99%(c)           .85%(d)              1.34%(c)(d)
   Net investment loss              (1.06)%(c)         (.87)%(d)            (1.18)%(c)(d)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited) Cont'd.

                                                       Class Z
                               -------------------------------------------------------
                                Six Months           Year           June 30, 1999(b)
                                  Ended              Ended              Through
                               May 31, 2001    November 30, 2000   November 30, 1999
--------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
period                           $  18.58           $ 10.88              $10.00
                               ------------        --------             -------
Income from investment
operations
Net investment income (loss)           --(e)            .01(d)             (.01)(d)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                      (.38)             7.84                 .89
                               ------------        --------             -------
      Total from investment
      operations                     (.38)             7.85                 .88
                               ------------        --------             -------
Less distributions:
Distributions from net
   realized capital gains           (2.98)             (.15)                 --
                               ------------        --------             -------
Net asset value, end of
period                           $  15.22           $ 18.58              $10.88
                               ------------        --------             -------
                               ------------        --------             -------
TOTAL RETURN(a):                    (2.14)%           72.55%               8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                            $ 30,714           $31,101              $8,381
Average net assets (000)         $ 29,806           $17,429              $6,932
Ratios to average net assets:
   Expenses, including
      distribution and
      service (12b-1) fees            .99%(c)           .85%(d)            1.34%(c)(d)
   Expenses, excluding
      distribution and
      service (12b-1) fees            .99%(c)           .85%(d)            1.34%(c)(d)
   Net investment income
      (loss)                         (.09)%(c)          .12%(d)            (.20)%(c)(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
(e) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on March 1, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of
    Directors:
    - Saul K. Fenster
    - Delayne Dedrick Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(3) To permit PIFM to enter into or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions or policies of the Fund.

(7) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

The results of the proxy solicitation on the preceding matters were:

                                           Votes          Votes         Votes
                  Matter                    For          Against       Withheld      Abstentions
        --------------------------     -------------     --------     ----------     -----------
(1)     Saul K. Fenster                   11,503,814           --        322,643             --
        Delayne Dedrick Gold              11,505,441           --        321,836             --
        Robert F. Gunia                   11,509,549           --        316,728             --
        Douglas H. McCorkindale           11,510,368           --        315,909             --
        W. Scott McDonald, Jr.            11,508,164           --        318,113             --
        Thomas T. Mooney                  11,510,091           --        316,186             --
        Stephen P. Munn                   11,512,315           --        313,962             --
        David R. Odenath, Jr.             11,510,579           --        315,698             --
        Richard A. Redeker                11,510,970           --        315,307             --
        Judy A. Rice                      11,509,624           --        316,653             --
        Robin B. Smith                    11,505,639           --        320,638             --
        Louis A. Weil, III                11,510,913           --        315,364             --
        Clay T. Whitehead                 11,510,687           --        315,590             --

(3)     PIFM                               8,070,487      660,242             --        388,851

(4)     PIFM                               8,155,716      557,796             --        406,069

(5b)    Issuing Senior Securities,
        Borrowing Money and
        Pledging Assets                    8,103,126      598,842             --        417,613

(5c)    Buying and Selling Real
        Estate                             8,172,380      567,679             --        379,522

(5d)    Buying and Selling
        Commodities and Commodity
        Contracts                          8,097,325      638,051             --        384,205

(5g)    Making Loans                       8,088,528      624,464             --        406,589

(5h)    Other Investment
        Restrictions                       8,130,637      552,229             --        436,715

(7)     PricewaterhouseCoopers LLP        11,389,184      142,597             --        294,496

Prudential Health Sciences Fund

  Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT' A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Prudential Health Sciences Fund

      Getting the Most From Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

            www.PruFN.com  (800) 225-1852

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential Health Sciences Fund

    Getting the Most From Your Prudential Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

              www.PruFN.com  (800) 225-1852

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Health Sciences Fund

   Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

                    www.PruFN.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

--------------------------------------
Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

--------------------------------------
Fund Symbols     NASDAQ        CUSIP
  Class A        PHLAX       74437K509
  Class B        PHLBX       74437K608
  Class C        PHLCX       74437K707
  Class Z        PHSZX       74437K806

--------------------------------------
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF188E4  74437K509  74437K608  74437K707  74437K806

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT    MAY 31, 2001

Prudential
Technology Fund

Fund Type Sector stock

Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Technology Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in securities of companies that its investment advisers expect will derive a substantial portion of their sales from products or services in technology and technology-related activities in the computer, electronic, and electronic equipment industries.
The Fund is divided into two approximately equal portfolios. One is the Strategically Managed Portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the Enhanced Index Portfolio, which is broadly diversified among securities primarily selected from those in Standard & Poor's SuperComposite 1500 Technology Index (S&P SC Technology
Index). This portfolio focuses on outperforming that index while maintaining similar industry exposures and risk characteristics. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of the Fund's net assets as of 5/31/01
15.3% Computer Software
14.3  Electronics
12.8  Telecommunications
12.5  Medical Technology-Biotechnology
11.4  Computer Hardware
 4.5  Internet
 4.2  Networking
 3.7  Financial Services
 2.8  Data Processing/Management
 2.7  Computer Services
 2.0  Entertainment
 0.8  Energy
 0.7  Schools
12.3  Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of the Fund's
net assets as of 5/31/01
7.8% Microsoft Corp.
     Computer Software
4.6  Int'l Business Machines Corp.
     Computer Hardware
3.9  Intel Corp.
     Electronics
3.3  Cisco Systems, Inc.
     Networking
1.7  Aviron
     Medical Technology-Biotechnology

Holdings are subject to change.

             www.PruFN.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1               As of 5/31/01
                                 Six            One             Since
                                Months          Year          Inception2
Class A                        -21.76%         -41.18%          -5.69%
Class B                        -22.10          -41.66           -7.05
Class C                        -22.10          -41.66           -7.05
Class Z                        -21.68          -41.07           -5.27
Lipper Science & Technology
Fund Avg.3                     -26.76          -44.77           -9.49

Average Annual Total Returns1           As of 6/30/01
                                 One             Since
                                 Year          Inception2
Class A                        -49.78%          -4.60%
Class B                        -52.54           -4.90
Class C                        -49.07           -3.31
Class Z                        -47.06           -1.92

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are unmanaged, and are based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Science & Technology Fund category. Funds in the Lipper Science & Technology category invest at least 65% of their equity portfolio in science and technology stocks.
                                               1

(LOGO)                 July 17, 2001

DEAR SHAREHOLDER,
The six months ended May 31, 2001--the semiannual reporting period of the Prudential Technology Fund--was a dismal market for technology stocks. The slide that began in March 2000 accelerated steeply in February 2001 as concern about profits in the sector became intense. Over the period, the Fund's benchmark index--the S&P SC Technology Index--fell 23.70%. The Lipper Science & Technology Fund Average of mutual funds in the sector was even worse, down 26.76%.

It is only in this context that the -21.76% return on the Fund's Class A shares, -25.67% to those paying the maximum one-time Class A share sales charge, looks relatively tolerable. Painful as the absolute return is, a six percentage point outperformance over the Fund's peers in a half year is a strong relative performance. It was partially due to the Fund's Enhanced Index Portfolio--the half of its assets managed to reflect the general risk characteristics of the Index. By performing in line with the Index, that portfolio outperformed the Lipper Average. The Fund's Strategically Managed Portfolio made an even larger contribution by sheltering some of its assets from the broad technology decline.

From its peak to its low, the Fund's benchmark index fell almost 66%. A major reason was the buildup of technology companies' inventories and a subsequent contraction of their profits. Their earnings are likely to remain low until existing inventories clear out and new orders revive. We've seen this scenario in other industries. Some investors thought that "new economy" industries were immune to business cycles; few believe that now. Eventually, cyclical factors pass.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Technology Fund

Prudential Technology Fund

       Semiannual Report    May 31, 2001

INVESTMENT ADVISERS' REPORT

HERE'S WHAT HIT US
Over this reporting period, technology stock prices continued to fall. We consider the decline, which began considerably before the beginning of this reporting period, to be the result of two very strong cyclical adjustments. By "cyclical" we mean that they reflect imbalances in the economy of a kind that occurs periodically, and then are corrected by the normal course of events.

One imbalance was the accumulation of inventories. Technology earnings grew so strongly just prior to 2000 that companies allowed their inventories to increase so that they wouldn't be caught short of supplies. However, a sudden slowdown in orders left many of these firms with unsold goods.

The second imbalance was in technology share prices. Investors had responded to the rapid growth of technology companies by paying ever-increasing prices for their stocks. When they foresaw an economic slowdown and a retreat of earnings growth, they were no longer willing to pay a premium for these stocks.

Both of these corrections were normal in type, but unexpectedly large. Companies selling the hardware underlying the Internet, such as fiber optic cable companies, Cisco Systems (routers), and Sun Microsystems (network computers), and those selling new telecommunications products, had led the way up in the bull market and now led the downward correction.

WE TOOK COVER
In our annual report for the prior reporting period, we said, "As technology stocks continued to decline, we looked for a way to diversify our exposure within our general mandate." At the beginning of this reporting period, we thought the decline was not yet over. We employed a three-pronged strategy in the Fund's Strategically Managed Portfolio to mitigate the impact of the decline:
                                            3

Prudential Technology Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 5/31/01
---------------------------------------------------------------------
3.2% Aviron /Medical Technology-Biotechnology
     Aviron develops innovative vaccines. It is developing a flu vaccine that can be delivered through a nasal spray, which can be used to vaccinate children for the flu--a largely unserved market today. The vaccine should be on the market by the 2001 flu season. Aviron's vaccines for croup and mononucleosis (in collaboration with SmithKline Beecham) are in clinical trials.

3.1% Amgen Inc./Medical Technology-Biotechnology
     Amgen is the world's largest biotechnology company. It continues to introduce new products, investing a fourth of its sales revenues on research and development. It is launching a long-acting version of its best-selling anti-anemia drug Epogen, which also allows the company to enter new multibillion dollar markets in the oncology field. It can also market the new drug directly in Europe, whereas Epogen's European rights had been licensed to another firm

2.4% Comverse Technology, Inc./Telecommunications
     Comverse makes telecommunications systems for multimedia communications and complex telecommunications applications, such as call answering and message analysis. Comverse has an estimated long-term earnings growth rate of 30% a year and a return on equity of more than 30%.

2.1% Andrx Corp.--Applied Biosystems Group/Medical Technology-Biotechnology
     Andrx uses proprietary drug delivery technologies to develop oral controlled-release drugs.

1.9% Nokia Corp., ADR/Telecommunications
     Nokia is the global market leader in wireless telecommunications handsets, and is gaining market share.

Five Largest Holdings--Enhanced Index Portfolio  As of 5/31/01

                     Industry        % of Total Enhanced       % of S&P SC
Security               Group          Index Market Value    Technology Index*
Microsoft Corp.   Computer Software          15.8%                15.9%
IBM Corp.         Computer Hardware           8.4                  8.4
Intel Corp.          Electronics              7.8                  7.8
Cisco Systems, Inc.   Networking              6.0                  6.0
Oracle Corp.      Computer Software           3.6                  3.7
*Source: Standard & Poor's based on data retrieved by Factset.

Holdings are subject to change.

              www.PruFN.com  (800) 225-1852

Semiannual Report  May 31, 2001

- We increased the level of cash and equivalents (our cash position). At the beginning of the period, the Fund's cash position was 10.7% of net assets. Since the Enhanced Index Portfolio must remain essentially fully invested, this represents a cash position of more than 20% in the Strategically Managed Portfolio. It was still about that level at period-end. Because technology stocks dropped almost 24%, the modest positive return on the Fund's cash position substantially improved its performance. In addition, a large cash position leaves the Fund well-positioned to make opportunistic purchases when second-quarter earnings disappointments are disclosed in June and July. Since we expect the improvement in business fundamentals to take a little more time, and investors are still reacting negatively to disappointments, we expect to find buying opportunities.

- Some investments were made outside the technology sector, as is permitted by the Fund's prospectus. For example, the Strategically Managed Portfolio had a small position in financial stocks, primarily regional banks. These investments averaged an excellent positive return that contrasted sharply with the performance of technology stocks. The even smaller position in utilities performed better yet, but had less impact because it was so small. We also had some holdings in healthcare that had substantial gains--Alza (drugs), Express Scripts (drug benefit management), and Allergan (drugs)--in addition to the medical technology/biotechnology stocks discussed below.

- Among technology stocks, we looked for industries whose business fundamentals would have little or no correlation with those of the groups leading the downturn. In the language of our prospectus, our mandate includes companies "expected to benefit from technological advances and improvements," such as biotechnology and data processing services.

In addition, we aggressively managed our holdings to benefit from market volatility. We believe most investors overreacted to earnings news that had only short-term consequences, and we took advantage of the opportunities that this presented.

Prudential Technology Fund

      Semiannual Report      May 31, 2001

SERVICES AND EQUIPMENT WERE LESS CYCLICAL
Data processing services and technology capital equipment were among the stronger technology sectors because they are not as subject as manufacturing and end-product design to short-term influences such as inventory swings.

CSG Systems International provides equipment used by telecommunications service providers for customer service and billing. The Strategically Managed Portfolio's third largest position at the beginning of this reporting period was CSG, and it made the single largest positive contribution to the portfolio's return with a substantial upward move in its share price. A smaller positive contribution came from Fiserv, which provides data processing services to financial companies.

WE INCREASED OUR MEDICAL TECHNOLOGY/BIOTECHNOLOGY HOLDINGS Our medical technology/biotechnology holdings made a particularly large positive contribution, with Aviron and Protein Design Labs rising sharply during the time we held them. Aviron, which was among the Strategically Managed Portfolio's larger holdings and one of the largest positive contributors to its return, develops innovative vaccines such as a flu vaccine that can be delivered through a nasal spray, and vaccines for croup and mononucleosis (in collaboration with SmithKline Beecham). We took some of our profits on stocks in this group during the reporting period, but at period-end we were letting the group's weighting increase as its shares continue to appreciate in value.

A medical technology/biotechnology stock, Sepracor, substantially detracted from the portfolio's performance. The portfolio's fourth largest holding at the beginning of our reporting period, Sepracor focuses on finding ways to improve existing drugs whose patents are nearing expiration. It typically licenses the improved product back to the developer of the original drug, but has reserved many that it intends to develop and market on its own. A competitive product threatened one of Sepracor's markets and, in the jumpy
              www.PruFN.com  (800) 225-1852

equity markets we have been experiencing, investors fled the stock. We think this reaction was a mistake, and we added to our position at a lower price.

OUR LARGEST HOLDINGS FELL
Corning, Comverse Technology, JDS Uniphase, and Ciena were four of the five largest positions, respectively, in the Strategically Managed Portfolio as the period began. They were the four largest detractors from our return. They are in the communications equipment industry group. That group was particularly hurt because of concerns that existing networks had more than enough capacity to meet demand for the near future.

Corning is the inventor of and global market leader in fiber optic cables. Comverse Technology makes telecommunications systems for multimedia communications and complex telecommunications applications. JDS Uniphase makes chips that increase the carrying capacity of optical fibers. Ciena is also in optical networking systems. Other holdings in the communications equipment group had less impact on the portfolio's return individually, but in the aggregate they accounted for a large proportion of its loss.

The companies just named are among the portfolio's core holdings: excellent companies that we believe will drive technological progress for some time to come. We believe they should be represented in our portfolio to avoid an unnecessary risk of missing a substantial gain when they rise. However, we frequently change the size of the portfolio's exposure to its core holdings in order to take advantage of share price movements. Currently, we have reduced its overall exposure to the fiber optics industry.

A LITTLE TELECOMMUNICATIONS HURT
The portfolio had a small exposure to long distance and
wireless telecommunications service providers, but that sector performed very poorly. Share price declines were widespread and steep. The portfolio's worst performers in this group were small long distance companies that had financing problems caused by the skittish investment markets. We sold our holdings, but not soon enough.
                                       7

Prudential Technology Fund

      Semiannual Report       May 31, 2001

LOOKING AHEAD
This market moved down so far and so rapidly that we believe it reached its trough faster than previous stock market downturns. We think that share prices in many industries in this sector are close to their lowest point, and that their recovery has been accelerated by business managers who were quick to sell or write off surplus inventory. This means that these negative factors were fully reported early, and are already reflected in share prices. Nonetheless, we don't think the upswing, which is not likely to anticipate profit improvements by too much, is imminent. Eventually, new product cycles for personal computers and wireless products should bring buyers back.

Prudential Technology Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  87.7%
Common Stocks
-------------------------------------------------------------------------------------
Commercial Services
     1,440   Arbitron, Inc.(a)                                       $       37,152
-------------------------------------------------------------------------------------
Computer Hardware  11.4%
    61,300   Apple Computer, Inc.(a)                                      1,222,935
   113,400   Compaq Computer Corp.                                        1,813,266
   157,200   Dell Computer Corp.(a)                                       3,829,392
   140,200   EMC Corp.(a)                                                 4,430,320
    12,700   Gateway, Inc.(a)                                               212,090
   131,000   Hewlett-Packard Co.                                          3,840,920
   135,800   International Business Machines Corp.                       15,182,440
     9,700   Lexmark International Group, Inc.(a)                           601,303
     5,671   McDATA Corp.(a)                                                143,817
     6,500   Mercury Computer Systems, Inc.(a)                              310,050
    12,300   Quantum Corp. - DLT & Storage Systems(a)                       147,477
     9,700   Radiant Systems, Inc.(a)                                       135,412
     1,400   SanDisk Corp.(a)                                                32,830
     5,200   Storage Technology Corp.(a)                                     77,740
   325,400   Sun Microsystems, Inc.(a)                                    5,359,338
    43,000   Xerox Corp.                                                    426,130
                                                                     --------------
                                                                         37,765,460
-------------------------------------------------------------------------------------
Computer Services  2.7%
    97,100   ASM Lithography Holding NV(a)                                2,258,546
     2,500   Carreker Corp.(a)                                               25,450
     9,700   Ceridian Corp.(a)                                              185,270
    24,000   Comdisco, Inc.                                                  51,840
     8,800   Computer Sciences Corp.(a)                                     369,512
    14,200   DST Systems, Inc.(a)                                           754,730
    32,700   Electronic Data Systems Corp.                                2,002,875
     9,500   Equifax, Inc.                                                  333,260
    10,600   FactSet Research Systems, Inc.                                 425,166
     7,200   IKON Office Solutions, Inc.                                     58,320
    22,600   Jack Henry & Associates, Inc.                                  658,790
     7,300   Mentor Graphics Corp.(a)                                       191,990

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     6,700   NCR Corp.(a)                                            $      314,163
    13,500   SunGard Data Systems, Inc.(a)                                  802,980
    31,200   Sykes Enterprises, Inc.(a)                                     240,240
    20,000   Unisys Corp.(a)                                                238,800
                                                                     --------------
                                                                          8,911,932
-------------------------------------------------------------------------------------
Computer Software  15.3%
    17,400   Adobe Systems, Inc.                                            691,998
     9,200   Affiliated Computer Services, Inc.(a)                          664,700
     4,000   Autodesk, Inc.                                                 122,120
       950   Barra, Inc.(a)                                                  39,663
    11,600   BMC Software, Inc.(a)                                          277,240
    11,200   Cadence Design Systems, Inc.(a)                                236,880
    31,400   Citrix Systems, Inc.(a)                                        750,460
    43,468   Computer Associates International, Inc.                      1,232,752
    30,500   Electronic Arts, Inc.(a)                                     1,796,145
     6,500   HNC Software, Inc.(a)                                          182,455
    94,800   Intuit, Inc.(a)                                              3,039,288
    12,300   Macrovision Corp.(a)                                           635,787
       300   MapInfo Corp.(a)                                                 8,856
     5,200   Mercury Interactive Corp.(a)                                   308,048
   376,580   Microsoft Corp.(a)                                          26,051,804
   356,700   Oracle Corp.(a)                                              5,457,510
    24,300   Parametric Technology Corp.(a)                                 289,170
    18,700   PeopleSoft, Inc.(a)                                            754,545
   101,200   Rational Software Corp.(a)                                   2,438,920
   118,900   RealNetworks, Inc.(a)                                        1,309,089
    25,100   Siebel Systems, Inc.(a)                                      1,138,536
     1,200   Structural Dynamics Research Corp.(a)                           29,052
     1,600   Sybase, Inc.(a)                                                 24,880
    53,603   VERITAS Software Corp.(a)                                    3,551,199
                                                                     --------------
                                                                         51,031,097
-------------------------------------------------------------------------------------
Data Processing/Management  2.8%
     6,200   American Management Systems, Inc.(a)                           144,832
    42,000   Automatic Data Processing, Inc.                              2,257,080
    12,400   CSG Systems International, Inc.(a)                             747,348

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     4,100   Fair, Issac & Co., Inc.                                 $      307,500
    24,500   First Data Corp.                                             1,607,445
    53,600   Fiserv, Inc.(a)                                              2,953,896
        80   Global Payments, Inc.                                            2,104
       400   National Data Corp.                                             11,740
    31,850   Paychex, Inc.                                                1,223,995
                                                                     --------------
                                                                          9,255,940
-------------------------------------------------------------------------------------
Electronics  14.3%
    23,800   Advanced Micro Devices, Inc.(a)                                672,350
    26,846   Agilent Technologies, Inc.(a)                                  900,415
    14,300   Altera Corp.(a)                                                343,200
    23,500   Analog Devices, Inc.(a)                                      1,046,925
    85,138   Applied Materials, Inc.(a)                                   4,250,941
    16,000   Applied Micro Circuits Corp.(a)                                289,120
    13,700   Arrow Electronics, Inc.(a)                                     344,966
    24,000   Atmel Corp.(a)                                                 266,400
    11,938   Avnet, Inc.                                                    294,152
     5,600   AXT, Inc.(a)                                                   151,704
    14,000   Broadcom Corp.(a)                                              465,640
     1,200   Brooks Automation, Inc.(a)                                      59,052
     6,700   Cirrus Logic, Inc.(a)                                          132,660
     6,800   Conexant Systems, Inc.(a)                                       57,664
     4,800   Credence Systems Corp.(a)                                      102,624
    12,300   Cypress Semiconductor Corp.(a)                                 260,145
       600   DSP Group, Inc.(a)                                              10,818
     1,100   DuPont Photomasks, Inc.(a)                                      52,635
    19,300   Eastman Kodak Co.                                              913,469
     9,500   ESS Technology, Inc.(a)                                         66,405
     5,200   Integrated Device Technology, Inc.(a)                          190,528
   474,900   Intel Corp.                                                 12,827,049
     3,600   International Rectifier Corp.(a)                               216,216
    12,200   KLA-Tencor Corp.(a)                                            629,764
     1,900   Kulicke & Soffa Industries, Inc.(a)                             28,120
     9,200   L-3 Communications Holdings, Inc.(a)                           814,200
     4,700   Lam Research Corp.(a)                                          129,814
    19,200   Linear Technology Corp.                                        921,600

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    19,000   LSI Logic Corp.(a)                                      $      347,890
    18,900   Maxim Integrated Products, Inc.(a)                             964,278
     4,600   Methode Eletronics, Inc., Class A                               34,362
    10,700   Micrel, Inc.(a)                                                326,564
    38,900   Micron Technology, Inc.(a)                                   1,458,750
    12,100   National Semiconductor Corp.(a)                                320,892
    10,800   Novellus Systems, Inc.(a)                                      517,320
    10,700   Nvidia Corp.(a)                                                916,027
    16,700   Polaroid Corp.                                                  79,826
     1,300   Polycom, Inc.(a)                                                32,240
     3,600   QLogic Corp.(a)                                                183,636
    26,300   Raytheon Co., Class B                                          782,951
     1,900   Semtech Corp.(a)                                                51,148
    89,200   SmartForce PLC, ADR(a)                                       2,497,600
    37,100   Solectron Corp.(a)                                             800,247
    49,600   Synopsys, Inc.(a)                                            2,821,248
     5,900   Tektronix, Inc.(a)                                             144,609
     9,000   Teradyne, Inc.(a)                                              358,650
   131,169   Texas Instruments, Inc.                                      4,475,486
   102,900   TriQuint Semiconductor, Inc.(a)                              1,815,156
     3,000   Ultratech Stepper, Inc.(a)                                      55,980
    36,400   Vitesse Semiconductor Corp.(a)                                 899,444
     6,000   W. W. Grainger, Inc.                                           265,140
    10,100   Waters Corp.(a)                                                501,768
    15,000   Xilinx, Inc.(a)                                                618,750
                                                                     --------------
                                                                         47,708,538
-------------------------------------------------------------------------------------
Energy  0.8%
    22,400   NRG Energy, Inc.(a)                                            656,992
    52,200   Williams Companies, Inc.                                     2,056,680
                                                                     --------------
                                                                          2,713,672
-------------------------------------------------------------------------------------
Entertainment  2.0%
   112,400   AT&T-Liberty Media Corp.(a)                                  1,893,940
    61,500   Gemstar-TV Guide International, Inc.(a)                      2,236,755
    65,500   Starwood Hotels & Resorts Worldwide, Inc.                    2,477,865
                                                                     --------------
                                                                          6,608,560

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Financial Services  3.7%
    48,500   Concord EFS, Inc.(a)                                    $    2,458,950
    37,300   Household International, Inc.                                2,449,118
     2,800   Instinet Group, Inc.(a)                                         53,396
    31,200   Morgan Stanley Dean Witter & Co.                             2,028,312
    26,400   Northern Trust Corp.                                         1,746,360
    40,900   PNC Financial Services Group                                 2,832,325
    27,500   Stilwell Financial, Inc.                                       903,100
                                                                     --------------
                                                                         12,471,561
-------------------------------------------------------------------------------------
Internet  4.5%
    49,200   Checkfree Corp.(a)                                           1,906,992
   108,700   E* Trade Group, Inc.(a)                                        815,250
     9,000   eBay, Inc.(a)                                                  544,680
   270,500   Exodus Communications, Inc.(a)                               2,145,065
     1,500   PC-Tel, Inc.(a)                                                 14,985
    35,800   Retek, Inc.(a)                                               1,253,358
    30,400   RSA Security, Inc.(a)                                          880,384
     9,000   Sabre Holdings Corp.(a)                                        470,160
    10,400   Symantec Corp.(a)                                              734,656
    48,300   TMP Worldwide, Inc.(a)                                       2,814,441
    37,910   VeriSign, Inc.(a)                                            2,141,915
    35,500   Verity, Inc.(a)                                                548,475
    30,000   Yahoo!, Inc.(a)                                                543,300
                                                                     --------------
                                                                         14,813,661
-------------------------------------------------------------------------------------
Medical Technology/Biotechnology  12.5%
    52,500   Adolor Corp.(a)                                              1,150,800
    12,800   Allergan, Inc.                                               1,148,160
    19,900   ALZA Corp.(a)                                                  938,285
    39,400   Amdocs Ltd.(a)                                               2,434,920
    83,100   Amgen, Inc.(a)                                               5,516,178
    57,000   Andrx Corp.-Applied Biosystems Group(a)                      3,857,760
   105,600   Aviron(a)                                                    5,691,840
    15,400   Express Scripts, Inc.(a)                                     1,486,716
    24,700   Human Genome Sciences, Inc.(a)                               1,638,845
    15,600   Johnson & Johnson                                            1,512,420

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    20,300   Medicis Pharmaceutical Corp.(a)                         $    1,068,592
    64,000   NPS Pharmaceuticals, Inc.(a)                                 2,061,440
    44,200   OSI Pharmaceuticals, Inc.(a)                                 1,998,724
    28,900   Protein Design Labs, Inc.(a)                                 2,144,669
    77,500   Sepracor, Inc.(a)                                            2,582,300
    50,700   Teva Pharmaceutical Industries Ltd., ADR                     2,928,432
    83,900   Thermo Electron Corp.(a)                                     2,341,649
    18,200   Watson Pharmaceuticals, Inc.(a)                              1,093,820
                                                                     --------------
                                                                         41,595,550
-------------------------------------------------------------------------------------
Networking  4.2%
     7,200   3Com Corp.(a)                                                   40,032
     7,600   Anixter International, Inc.(a)                                 227,240
    14,200   Cabletron Systems, Inc.(a)                                     275,622
   573,900   Cisco Systems, Inc.(a)                                      11,053,314
    24,400   Juniper Networks, Inc.(a)                                    1,037,732
    63,200   Network Appliance, Inc.(a)                                   1,175,520
     6,952   Stratos Lightwave, Inc.(a)                                      79,114
     1,000   Tellium, Inc.(a)                                                26,480
                                                                     --------------
                                                                         13,915,054
-------------------------------------------------------------------------------------
Schools  0.7%
    67,000   Apollo Group, Inc.(a)                                        2,277,330
-------------------------------------------------------------------------------------
Telecommunications  12.8%
    37,200   ADC Telecommunications, Inc.(a)                                285,696
     1,300   ADTRAN, Inc.(a)                                                 33,085
       900   Advanced Fibre Communications, Inc.(a)                          16,668
     6,400   Andrew Corp.(a)                                                110,208
    22,525   Avaya, Inc.(a)                                                 364,905
    76,900   Cablevision Systems Corp.(a)                                 1,853,290
    47,700   CIENA Corp.(a)                                               2,582,955
     5,400   CommScope, Inc.(a)                                             127,494
    95,400   Comverse Technology, Inc.(a)                                 5,533,200
   133,200   Corning, Inc.                                                2,520,144
     8,600   DMC Stratex Networks, Inc.(a)                                   48,590
   226,700   JDS Uniphase Corp.(a)                                        3,788,157
   227,300   Lucent Technologies, Inc.                                    1,791,124

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
   142,455   Motorola, Inc.                                          $    2,094,088
     4,400   Newport Corp.                                                  141,812
   115,800   Nokia Corp., ADR                                             3,385,992
   206,400   Nortel Networks Corp.                                        2,751,312
   103,900   ONI Systems Corp.(a)                                         3,225,056
    28,617   Palm, Inc.(a)                                                  161,114
     1,500   PerkinElmer, Inc.                                              103,545
     3,200   Plantronics, Inc.(a)                                            69,376
    47,600   QUALCOMM, Inc.(a)                                            2,891,224
   194,150   REMEC, Inc.(a)                                               1,593,971
     6,800   RF Micro Devices, Inc.(a)                                      177,344
    12,100   Scientific-Atlanta, Inc.                                       635,371
   120,300   Sonus Networks, Inc.                                         3,098,928
    24,100   Tellabs, Inc.(a)                                               819,641
    21,900   ViaSat, Inc.(a)                                                381,498
    49,400   Western Wireless Corp.(a)                                    1,969,578
                                                                     --------------
                                                                         42,555,366
                                                                     --------------
             Total long-term investments (cost $376,847,870)            291,660,873
                                                                     --------------

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  11.9%
-------------------------------------------------------------------------------------
Repurchase Agreement
$   39,708   Joint Repurchase Agreement Account,
              4.04%, 6/1/01 (cost $39,708,000; Note 5)                   39,708,000
                                                                     --------------
             Total Investments  99.6%
              (cost $416,555,870; Note 4)                               331,368,873
             Other assets in excess of liabilities  0.4%                  1,256,099
                                                                     --------------
             Net Assets  100%                                        $  332,624,972
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
NV--Naamloze Vennootschaap (Dutch Company).
    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    May 31, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $376,847,870)                           $291,660,873
Joint Repurchase Agreement, at value (cost $39,708,000)               39,708,000
Cash                                                                      11,177
Receivable for investments sold                                        3,249,438
Receivable for Fund shares sold                                          600,602
Dividends and interest receivable                                         75,600
Prepaid expenses                                                             447
                                                                    ------------
      Total assets                                                   335,306,137
                                                                    ------------
LIABILITIES
Payable for investments purchased                                      1,506,419
Payable for Fund shares reacquired                                       707,704
Distribution fee payable                                                 227,408
Management fee payable                                                   221,772
Accrued expenses and other liabilities                                    17,862
                                                                    ------------
      Total liabilities                                                2,681,165
                                                                    ------------
NET ASSETS                                                          $332,624,972
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $    405,084
   Paid-in capital in excess of par                                  541,347,666
                                                                    ------------
                                                                     541,752,750
   Accumulated net investment loss                                    (2,109,590)
   Accumulated net realized loss on investments                     (121,831,191)
   Net unrealized depreciation on investments                        (85,186,997)
                                                                    ------------
Net assets, May 31, 2001                                            $332,624,972
                                                                    ------------
                                                                    ------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($86,344,421
      3 10,405,316 shares of common stock issued and
      outstanding)                                                         $8.30
   Maximum sales charge (5% of offering price)                               .44
                                                                    ------------
   Maximum offering price to public                                        $8.74
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per
      share ($171,349,967 3 20,964,767 shares of common stock
      issued and outstanding)                                              $8.17
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share ($62,868,595
      3 7,692,011 shares of common stock issued and
      outstanding)                                                         $8.17
   Sales charge (1% of offering price)                                       .08
                                                                    ------------
   Offering price to public                                                $8.25
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($12,061,989 3 1,446,284 shares of common stock
      issued and outstanding)                                              $8.34
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                   May 31, 2001
--------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                        $   1,255,519
   Dividends (Net of foreign withholding taxes of $4,538)                318,712
                                                                   -------------
      Total income                                                     1,574,231
                                                                   -------------
Expenses
   Management fee                                                      1,440,192
   Distribution fee--Class A                                             123,231
   Distribution fee--Class B                                             990,065
   Distribution fee--Class C                                             365,087
   Transfer agent's fees and expenses                                    489,000
   Reports to shareholders                                               108,000
   Custodian's fees and expenses                                          74,000
   Registration fees                                                      52,000
   Audit fee and expenses                                                 15,000
   Legal fees and expenses                                                12,000
   Trustees' fees and expenses                                             8,000
   Miscellaneous                                                           7,246
                                                                   -------------
      Total expenses                                                   3,683,821
                                                                   -------------
Net investment loss                                                   (2,109,590)
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                        (106,450,313)
Net change in unrealized appreciation (depreciation) of
investments                                                           10,525,268
                                                                   -------------
Net loss on investments                                              (95,925,045)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (98,034,635)
                                                                   -------------
                                                                   -------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               May 31, 2001       November 30, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $  (2,109,590)       $  (7,360,744)
   Net realized gain (loss) on investment
      transactions                              (106,450,313)          45,382,190
   Net increase (decrease) in unrealized
      appreciation (depreciation) of
      investments                                 10,525,268         (158,783,537)
                                             -----------------    -----------------
   Net decrease in net assets resulting
      from operations                            (98,034,635)        (120,762,091)
                                             -----------------    -----------------
Distributions from net realized capital
   gains
   (Note 1)
   Class A                                       (11,178,687)            (669,985)
   Class B                                       (24,153,632)          (1,548,000)
   Class C                                        (8,783,462)            (540,111)
   Class Z                                        (1,693,646)            (104,204)
                                             -----------------    -----------------
                                                 (45,809,427)          (2,862,300)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                  72,498,782          433,704,435
   Net asset value of shares issued in
      reinvestment of distributions               44,058,493            9,378,174
   Cost of shares reacquired                     (78,472,849)        (181,929,885)
                                             -----------------    -----------------
   Net increase in net assets from Fund
      share transactions                          38,084,426          261,152,724
                                             -----------------    -----------------
Total increase (decrease)                       (105,759,636)         137,528,333
NET ASSETS
Beginning of period                              438,384,608          300,856,275
                                             -----------------    -----------------
End of period                                  $ 332,624,972        $ 438,384,608
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend
    20

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The company's expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio levels.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation ('PIC'), and Jennison Associates LLC ('Jennison'). Each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PIFM pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B,
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2001.

      PIMS has advised the Fund that it received approximately $141,500 and $81,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2001, it received approximately $306,400 and $43,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIMS, PIC, PIM and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .08 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Company's transfer agent. During the six months ended May 31, 2001, the Fund incurred fees of approximately $429,000 for the services of PMFS. As of May 31, 2001. Transfer agent fees and
    22

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2001, were $266,545,433 and $270,343,248, respectively.

      The federal income tax basis of the Fund's investments at May 31, 2001 was $310,821,417 and, accordingly, net unrealized depreciation for federal income tax purposes was $105,734,453 (gross unrealized appreciation--$22,733,134; gross unrealized depreciation--$128,467,587).

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2001, the Fund had a 6.6% undivided interest in the joint account. The undivided interest for the Fund represents $39,708,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Bear, Stearns & Co. Inc., 4.06%, in the principal amount of $175,000,000, repurchase price $175,019,736, due 6/1/01. The value of the collateral including accrued interest was $180,324,765.

      Greenwich Capital Markets, Inc., 4.07%, in the principal amount of $175,000,000, repurchase price $175,019,784, due 6/1/01. The value of the collateral including accrued interest was $178,502,055.

      Salomon Smith Barney, Inc., 4.05%, in the principal amount of $170,000,000, repurchase price $170,019,125, due 6/1/01. The value of the collateral including accrued interest was $173,405,757.

      Warburg Dillon Read LLC, 3.95%, in the principal amount of $86,096,000, repurchase price $86,105,446, due 6/1/01. The value of the collateral including accrued interest was $87,820,591.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2001:
Shares sold                                                   2,861,591    $  28,883,907
Shares issued in reinvestment of distributions                  931,270       10,797,258
Shares reacquired                                            (3,225,974)     (30,968,081)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    566,887        8,713,084
Shares issued upon conversion from Class B                      630,581        6,624,416
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,197,468    $  15,337,500
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   7,554,537    $ 127,088,061
Shares issued in reinvestment of distributions                  147,327        2,085,243
Shares reacquired                                            (4,403,181)     (71,819,641)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,298,683       57,353,663
Shares issued upon conversion from Class B                      999,231       18,198,478
                                                            -----------    -------------
Net increase in shares outstanding                            4,297,914    $  75,552,141
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                   2,751,116    $  26,545,183
Shares issued in reinvestment of distributions                2,011,481       23,061,749
Shares reacquired                                            (3,015,299)     (27,979,298)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,747,298       21,627,634
Shares reacquired upon conversion into Class A                 (638,380)      (6,624,416)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,108,918    $  15,003,218
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                  13,230,377    $ 224,849,200
Shares issued in reinvestment of distributions                  345,964        4,876,138
Shares reacquired                                            (4,340,457)     (71,944,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,235,884      157,781,219
Shares reacquired upon conversion into Class A               (1,006,020)     (18,198,478)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,229,864    $ 139,582,741
                                                            -----------    -------------
                                                            -----------    -------------

    24

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2001:
Shares sold                                                   1,248,405    $  11,920,418
Shares issued in reinvestment of distributions                  743,900        8,528,754
Shares reacquired                                            (1,517,036)     (13,779,554)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   475,269    $   6,669,618
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   3,685,652    $  62,172,962
Shares issued in reinvestment of distributions                  144,323        2,029,705
Shares reacquired                                            (1,564,628)     (26,004,649)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,265,347    $  38,198,018
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                     531,447    $   5,149,274
Shares issued in reinvestment of distributions                  143,459        1,670,732
Shares reacquired                                              (621,945)      (5,745,916)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    52,961    $   1,074,090
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   1,148,426    $  19,594,212
Shares issued in reinvestment of distributions                   27,368          387,088
Shares reacquired                                              (727,156)     (12,161,476)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   448,638    $   7,819,824
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited)

                                                          Class A
                                      -----------------------------------------------
                                                                          June 30,
                                       Six Months          Year            1999(b)
                                          Ended            Ended           Through
                                         May 31,       November 30,     November 30,
                                          2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $   11.72        $   13.44        $   10.00
                                      -------------    -------------    -------------
Income from investment operations
Net investment loss                         (0.03)           (0.11)(d)        (0.04)(d)
Net realized and unrealized gains
   on investment transactions               (2.17)           (1.53)            3.80
                                      -------------    -------------    -------------
   Total from investment operations         (2.20)           (1.64)            3.76
                                      -------------    -------------    -------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                      -------------    -------------    -------------
Net asset value, end of period          $    8.30        $   11.72        $   13.44
                                      -------------    -------------    -------------
                                      -------------    -------------    -------------
TOTAL RETURN(a)                            (21.76)%         (12.39)%          37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $  86,344        $ 107,924        $  65,991
Average net assets (000)                $  98,856        $ 137,874        $  46,443
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees               1.40%(c)         1.08%(d)         1.47%(c)(d)
   Expenses, excluding distribution
      and service (12b-1) fees               1.15%(c)         0.83%(d)         1.22%(c)(d)
   Net investment loss                      (0.58)%(c)       (0.74)%(d)       (1.00)%(c)(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                     80%             151%              38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited) Cont'd.

                                                          Class B
                                      -----------------------------------------------
                                                                          June 30,
                                       Six Months          Year            1999(b)
                                          Ended            Ended           Through
                                         May 31,       November 30,     November 30,
                                          2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $   11.60        $   13.40        $   10.00
                                      -------------    -------------    -------------
Income from investment operations
Net investment loss                         (0.06)           (0.23)(d)        (0.06)(d)
Net realized and unrealized gains
   on investment transactions               (2.15)           (1.49)            3.78
                                      -------------    -------------    -------------
   Total from investment operations         (2.21)           (1.72)            3.72
                                      -------------    -------------    -------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                      -------------    -------------    -------------
Net asset value, end of period          $    8.17        $   11.60        $   13.40
                                      -------------    -------------    -------------
                                      -------------    -------------    -------------
TOTAL RETURN(a)                            (22.10)%         (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $ 171,350        $ 230,357        $ 155,801
Average net assets (000)                $ 198,557        $ 306,603        $  97,787
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees               2.15%(c)         1.83%(d)         2.22%(c)(d)
   Expenses, excluding distribution
      and service (12b-1) fees               1.15%(c)         0.83%(d)         1.22%(c)(d)
   Net investment loss                      (1.33)%(c)       (1.49)%(d)       (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                                                          27

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited) Cont'd.

                                                          Class C
                                      -----------------------------------------------
                                                                          June 30,
                                       Six Months          Year            1999(b)
                                          Ended            Ended           Through
                                         May 31,       November 30,     November 30,
                                          2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $   11.60        $   13.40        $   10.00
                                      -------------    -------------    -------------
Income from investment operations
Net investment loss                         (0.06)           (0.23)(d)        (0.07)(d)
Net realized and unrealized gains
   on investment transactions               (2.15)           (1.49)            3.79
                                      -------------    -------------    -------------
   Total from investment operations         (2.21)           (1.72)            3.72
                                      -------------    -------------    -------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                      -------------    -------------    -------------
Net asset value, end of period          $    8.17        $   11.60        $   13.40
                                      -------------    -------------    -------------
                                      -------------    -------------    -------------
TOTAL RETURN(a)                            (22.10)%         (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $  62,869        $  83,717        $  66,353
Average net assets (000)                $  73,218        $ 111,334        $  46,510
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees               2.15%(c)         1.83%(d)         2.22%(c)(d)
   Expenses, excluding distribution
      and service (12b-1) fees               1.15%(c)         0.83%(d)         1.22%(c)(d)
   Net investment loss                      (1.33)%(c)       (1.49)%(d)       (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    28

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited) Cont'd.

                                                          Class Z
                                      -----------------------------------------------
                                                                          June 30,
                                       Six Months          Year            1999(b)
                                          Ended            Ended           Through
                                         May 31,       November 30,     November 30,
                                          2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $   11.76        $   13.46        $   10.00
                                      -------------    -------------    -------------
Income from investment operations
Net investment loss                         (0.02)           (0.08)(d)        (0.03)(d)
Net realized and unrealized gains
   on investment transactions               (2.18)           (1.54)            3.81
                                      -------------    -------------    -------------
   Total from investment operations         (2.20)           (1.62)            3.78
                                      -------------    -------------    -------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                      -------------    -------------    -------------
Net asset value, end of period          $    8.34        $   11.76        $   13.46
                                      -------------    -------------    -------------
                                      -------------    -------------    -------------
TOTAL RETURN(a)                            (21.68)%         (12.23)%          37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $  12,062        $  16,386        $  12,711
Average net assets (000)                $  14,476        $  21,704        $   8,743
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees               1.15%(c)         0.83%(d)         1.22%(c)(d)
   Expenses, excluding distribution
      and service (12b-1) fees               1.15%(c)         0.83%(d)         1.22%(c)(d)
   Net investment loss                      (0.33)%(c)       (0.49)%(d)       (0.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on January 17, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes.

(1) To approve a new subadvisory agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.

  Votes         Votes        Votes
   for         Against      Withheld     Abstentions
----------     --------     --------     -----------
21,134,511      346,165           --       366,063

      Meetings of the Fund's shareholders were held on March 3, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of
    Directors:
    - Saul K. Fenster
    - Delayne Dedrick Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(2) To permit PIFM to enter into or make material changes to Subadvisory Agreements.

(3) To approve an amendment to the Management Agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.

(4) To approve an amendment to certain fundamental investment restrictions or policies of the Fund.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
    30

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

The results of the proxy solicitation on the above matters were:

             Director/Manager/
                Investment                  Votes           Votes         Votes
           Restrictions/Auditor              for           Against       Withheld     Abstentions
        ---------------------------     -------------     ----------     --------     -----------
(1)     Saul K. Fenster                    18,385,315             --      762,864             --
        Delayne Dedrick Gold               18,397,495             --      750,684             --
        Robert F. Gunia                    18,405,282             --      742,897             --
        Douglas H. McCorkindale            18,394,626             --      753,553             --
        W. Scott McDonald, Jr.             18,394,999             --      753,180             --
        Thomas T. Mooney                   18,404,802             --      743,377             --
        Stephen P. Munn                    18,409,649             --      738,530             --
        David R. Odenath, Jr.              18,406,469             --      741,710             --
        Richard A. Redeker                 18,405,372             --      742,807             --
        Judy A. Rice                       18,405,399             --      742,780             --
        Robin B. Smith                     18,399,732             --      748,447             --
        Louis A. Weil, III                 18,389,380             --      758,799             --
        Clay T. Whitehead                  18,394,698             --      753,481             --

(2)     Subadvisory Agreement              12,869,679      1,293,469           --        742,413

(3)     Management Agreement               13,177,150        982,025           --        746,386

(4b)    Issuing Senior Securities,
        Borrowing Money and
        Pledging Assets                    13,138,678      1,025,021           --        741,862

(4c)    Buying and Selling Real
        Estate                             13,344,391        900,148           --        661,022

(4d)    Buying and Selling
        Commodities and Commodity
        Contracts                          13,125,666      1,091,294           --        688,601

(4g)    Making Loans                       13,075,886      1,126,045           --        703,630

(4h)    Other Investment
        Restrictions                       13,156,441        990,633           --        758,487

(5)     PricewaterhouseCoopers LLP         18,233,697        361,718           --        552,764

Prudential Technology Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
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Prudential 20/20 Focus Fund
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  Large Capitalization Growth Fund
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The Prudential Investment Portfolios, Inc.
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Small- to Mid-Capitalization Stock Funds
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Prudential Small Company Fund, Inc.
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Target Funds
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The Prudential Investment Portfolios, Inc.
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Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
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  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.PruFN.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Technology Fund

   Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

            www.PruFN.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Technology Fund

   Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                www.PruFN.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

-----------------------------------------------
Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

-----------------------------------------------
Fund Symbols          NASDAQ            CUSIP
  Class A             PTYAX           74437K889
  Class B             PTYBX           74437K871
  Class C             PTYCX           74437K863
  Class Z             PTFZX           74437K855

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF188E6  74437K889  74437K871  74437K863  74437K855

(LOGO) Printed on Recycled Paper

          SEMIANNUAL REPORT     MAY 31, 2001

Prudential
Utility Fund

Fund Type Sector stock

Objective Total return through capital appreciation and current income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Utility Fund (the Fund) invests in equity-related and investment-grade debt securities of utility companies--primarily electric, natural gas, gas pipeline, telephone, telecommunications, water, and cable--both in the United States and abroad. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates.
Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 5/31/01
43.4% U.S. Electric Utilities
23.5  U.S. Gas Pipeline
14.0  U.S. Telecom
 4.4  U.S. Exploration & Production
 4.4  U.S. Miscellaneous
 4.3  Non-U.S. Sectors
 3.8  U.S. Gas Distribution
 2.2  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 5/31/01
3.7% El Paso Corp.
     Gas Pipelines
3.5  NiSource, Inc.
     Gas Pipelines
3.4  Exelon Corp.
     Electrical Power
3.2  Kinder Morgan, Inc.
     Gas Pipelines
2.9  Williams Companies, Inc.
     Gas Pipelines
2.9  Equitable Resources, Inc.
     Gas Pipelines
2.6  Northeast Utilities
     Electrical Power
2.3  Public Service Enterprise Grp, Inc.
     Electrical Power
2.2  Questar Corp.
     Gas Pipelines
2.2  Dynegy, Inc.
     Gas Pipelines

Holdings are subject to change.

           www.PruFN.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1              As of 5/31/01

                   Six         One        Five       Ten     Since
                  Months       Year       Years     Years  Inception2
Class A           10.18%      21.52%     136.17%   309.04%   339.45%
Class B            9.80       20.63      127.64    279.19  1,942.25
Class C            9.80       20.63      127.64      N/A     178.36
Class Z           10.31       21.86      139.21      N/A     146.59
Lipper Utility
 Fund Avg.3        1.38        2.52       94.47    229.48     ***

Average Annual Total Returns1          As of 6/30/01

                               One        Five        Ten     Since
                               Year       Years      Years  Inception2
Class A                        8.86%     14.98%     13.84%    12.50%
Class B                        8.79      15.19      13.56     15.90
Class C                       11.65      15.07       N/A      14.42
Class Z                       14.93      16.47       N/A      16.66

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class
C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are unmanaged, and are based on the average return for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Utility Fund category. Utility funds invest at least 65% of their equity portfolios in utility shares.

***Lipper Since Inception returns are 269.43% for Class A;
1,044.51% for Class B; 149.09% for Class C; and 95.89% for
Class Z, and are based on the average return for all funds in each share class.
                                       1

(LOGO)                July 17, 2001

DEAR SHAREHOLDER,
Over the six months ended May 31, 2001, the Prudential Utility Fund's Class A shares returned 10.18% (4.67% to those paying the maximum one-time Class A share sales charge). This would be a strong six-month return in a normal market, but it particularly stands out against the current flood of negative investment news.

Utility stocks are classified into two S&P economic sectors:
Utilities--which comprises the energy companies--and Communications Services. In recent years their performances have contrasted sharply. While many mutual funds focused on the "hot" telecommunications sector, the Prudential Utility Fund's investment adviser maintained an unpopular skepticism about its profit potential and emphasized others that were out of favor. This paid off when the pendulum swung the other way. Over our present reporting period, the S&P Communications Services Index fell 7.04%, while the S&P Utility Index rose 4.54%. The Lipper Utility Fund Average, at 1.38%, fell between the two. The Prudential Utility Fund outperformed its competitors by more than eight percentage points, and even outperformed the higher Utility Index benchmark by more than five percentage points, while still maintaining some exposure to the full range of utility industries. This represents good stock selection as well as insight into the fundamental changes in these industries.

The Fund's focus on a long-term strategy resulted in its Class
A and Z shares ranking in the top 10% of the Lipper Utility
Fund universe over the preceding six-month, one-year, and five-year periods. We're proud of that record.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Utility Fund

Prudential Utility Fund

     Semiannual Report     May 31, 2001

INVESTMENT ADVISER'S REPORT

WE PREFER STRATEGICALLY SITUATED COMPANIES
With the advent of deregulation more than a decade ago, investing in utilities became much more challenging. There was more room for some companies to increase profits rapidly, while companies that didn't adjust could fail. An investor had to conduct two levels of analysis: one to anticipate how the various industries were going to change, the other to identify the companies that were well-placed to benefit from these developments.

THE NEED FOR NATURAL GAS IS A LONG-TERM THEME
As early as 1994, we foresaw the increasing role that natural gas would play in the United States. It was a clean-burning, underused fuel that was then very inexpensive. We saw that new electricity-generating plants under construction or in the planning stage would burn gas. We began a long-term focus on companies that produce, transport (pipelines), or distribute gas.

Some of the companies we bought early on participated in the industry's consolidation. For example, we bought shares in a company called Sonat, which was acquired in an exchange of shares by El Paso Energy. El Paso continues to grow and make strategic acquisitions. It became our largest holding at the end of this reporting period after it acquired Coastal Corporation (see Comments on Largest Holdings). Similarly, our position in NiSource--now our second largest holding--was enlarged when NiSource bought Columbia Energy, in which we had an even larger investment. This process of industry consolidation offered opportunities to investors who could identify the most astute management teams and the companies with the most strategically placed assets.

The Fund's focus on natural gas remains a central theme as the price of gas continues to rise. More production and pipelines still are needed, and we see further opportunities. At period-end, four of our five largest holdings were natural gas-related.
                                   3

Prudential Utility Fund
    Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/01
---------------------------------------------------------------------
3.7%  El Paso Corp./Gas Pipelines
      During this six-month period, El Paso acquired Coastal Corp., creating a firm with a substantial exploration and production subsidiary and the largest gas pipeline system in the United States. Investors' enthusiasm about the merger's synergism pushed up the shares of both companies before the acquisition, and El Paso's shares continued to rise afterwards.

3.5%  NiSource, Inc./Gas Pipelines
      NiSource is in virtually all phases of the energy business: exploration and production of natural gas, electricity generation, and the transmission and distribution of both gas and electricity. Its recent acquisition of Columbia Energy made it one of the largest gas distributors--companies that own the last link into the home--in the United States. Our Columbia shares became an additional commitment to NiSource. Most investors were slow to appreciate the acquisition's benefits, and we increased our holdings further at a good price. The stock subsequently had a large rally.

3.4%  Exelon Corp./Electrical Power
      Exelon provides retail electric and natural gas service in Chicago and southeastern Pennsylvania, and markets electricity wholesale. We believe it has excellent long-term prospects because of its strength in trading and marketing electricity--a relatively new business that is very profitable to participants that have the necessary expertise--and because it operates nuclear power plants. The cost of nuclear power is almost unaffected by the price of fossil fuels, while the market value of electricity is closely related. Profits can increase quickly and hugely, and we expect Exelon's share price to reflect this growth potential.

3.2%  Kinder Morgan, Inc./Gas Pipelines
      Kinder Morgan's operations include the gathering, processing, transporting, and storing of natural gas and natural gas liquids. We have been familiar with its management and strategy for some time, so when a canceled merger agreement discouraged many other investors, we increased our position at very low prices. Our evaluation of the company is based on its long-term prospects as the pipeline industry for gas, oil, and liquid products consolidates.

2.9%  Williams Companies, Inc./Gas Pipelines
      Williams owns one of the most extensive gas pipeline systems in the United States, and gained control of significant electricity generating capacity at little cost. When that capacity is combined with Williams' access to natural gas supplies, Williams is well-positioned to benefit from rising electricity prices.

      Holdings are subject to change.
4
                  www.PruFN.com  (800) 225-1852

Semiannual Report      May 31, 2001

During this reporting period, the largest contributions to the Fund's return came from companies primarily in the gas pipeline business: Kinder Morgan, Equitable Resources, NiSource, and Williams Companies (see Comments on Largest Holdings for all but Equitable). In the aggregate, our gas holdings accounted for more than half of the Fund's six-month return.

WE CHOSE THE ELECTRIC OVER THE TELECOMMUNICATIONS INDUSTRY We believe we also were early to foresee the increasing need for more electricity generating capacity and the new role of energy traders. Many utility companies had very little experience with the capital markets and so were slow to appreciate that electric power had become a tradable commodity. Electricity stocks were very inexpensive about three years ago, and we purchased large positions. One of the things we looked for was companies that were developing expertise in trading.

While we were focusing on the unpopular electricity industry, there was a "new economy" enthusiasm for telecommunication products. We foresaw, correctly, that there were few barriers to entry in these industries. Moreover, capital for investment had become very cheap, in part because the enthusiasm for new economy stocks meant that new stock offerings could raise funds easily. We thought that the risk/reward ratio in telecommunications was poor.

We were correct about the need for more electricity, the advantage of companies that were quick to develop trading experience, and the poor risk/reward ratio for telecommunications stocks. As the President's Letter at the beginning of this report recounts, the S&P Communications Services Index dropped by seven percent during this six-month reporting period, while
the power-related Utilities Index rose. In the aggregate, our holdings in the electricity industry made substantial contributions to our return this reporting period. The largest were made by Public Service of New Mexico, Allegheny Energy, and Public Service Enterprise Group.
                                            5

Prudential Utility Fund

      Semiannual Report    May 31, 2001

The Fund's three-year return is in the top fifth of the funds in the Lipper Average over that period. Moreover, the themes that drove the strong performance are not exhausted yet. Nonetheless, we are now locking in some of the profits from our successes in the electricity industry by trimming the positions as they rise in value. We are using the proceeds to selectively buy telecommunications stocks at very low prices.
We have small positions, and we do not plan to invest heavily until we can see a path to the end of the sector's troubles. However, it is normal when a sector falls as much as telecommunications has for investors to have an indiscriminate aversion to its stocks. We have identified the telecommunications stocks that we believe have the strongest long-term prospects, and we are preparing to share in their recovery. As with our previous strategies, it may take some time before these investments pay off.

LOOKING AHEAD
Clearly, we are pleased with the recent performance of our holdings, and we also think their long-term prospects are good. We expect that rapid change in all the utility industries will increase the differences between strong and weak companies. We're confident that the Fund will benefit.

On the other hand, the energy sector's current strong performance owes something to concerns about the energy crisis. We expect that the normal workings of the capital markets--which already have resulted in substantial investment in new energy exploration, generating plants, and other infrastructure--together with national leadership that understands the energy issues will end the short-term crisis. As the sense of crisis waned during this reporting period, a correction in energy stocks began. We think that after the correction, investors who have selectively focused on companies with good long-term fundamental strategies will be rewarded.

Prudential Utility Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.8%
Common Stocks  96.6%
-------------------------------------------------------------------------------------
Business Services  1.1%
  1,261,900   Convergys Corp.(a)                                  $     51,864,090
-------------------------------------------------------------------------------------
Coal  0.5%
  1,083,900   Massey Energy Co.                                         25,254,870
-------------------------------------------------------------------------------------
Electrical Power  45.3%
  1,920,500   Allegheny Energy, Inc.                                   102,170,600
  1,779,000   Avista Corp.                                              39,191,370
    750,000   Calpine Corp.(a)(b)                                       36,975,000
  2,513,085   Cinergy Corp.                                             88,837,555
  1,950,800   Cleco Corp.                                               45,356,100
  2,543,300   CMS Energy Corp.(b)                                       75,459,711
  1,757,000   Constellation Energy Group, Inc.                          83,106,100
  1,851,700   DPL, Inc.(b)                                              53,328,960
  1,000,000   DQE, Inc.                                                 23,890,000
  5,988,600   Edison International(a)                                   64,856,538
  4,403,500   Energy East Corp.                                         89,743,330
  2,117,900   Entergy Corp.                                             91,493,280
  2,361,275   Exelon Corp.                                             160,141,671
  1,368,500   FirstEnergy Corp.(b)                                      41,944,525
  1,047,900   GPU, Inc.(b)                                              35,157,045
  9,581,599   Innogy Holdings PLC (United Kingdom)(a)                   30,606,212
  9,581,599   International Power PLC (United Kingdom)                  42,325,571
  1,800,000   Korea Electric Power Corp. (ADR) (Korea)(b)               18,990,000
  1,333,080   Mirant Corp.(a)                                           52,390,044
  1,670,800   Niagara Mohawk Holdings, Inc.(a)                          29,239,000
  6,367,300   Northeast Utilities                                      122,506,852
    707,000   NRG Energy, Inc.(a)(b)                                    20,736,310
  1,579,205   NSTAR                                                     66,752,995
  5,572,800   PG&E Corp.(a)                                             63,529,920
  1,858,400   Pinnacle West Capital Corp.                               92,827,080
  2,505,600   Public Service Co. of New Mexico                          90,627,552
  2,149,700   Public Service Enterprise Group, Inc.                    110,516,077
  1,241,800   Reliant Energy, Inc.                                      57,222,144

    See Notes to Financial Statements                                      7

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    826,700   Reliant Resources, Inc.(a)                          $     28,438,480
    243,400   RGS Energy Group, Inc.                                     9,088,556
    788,100   SCANA Corp.                                               22,618,470
  2,524,000   Sempra Energy                                             68,905,200
  2,904,440   Sierra Pacific Resources(a)                               44,728,376
  1,515,500   TXU Corp.                                                 74,774,770
  1,760,140   Unisource Energy Corp.                                    44,232,318
    965,100   Western Resources, Inc.(b)                                20,267,100
                                                                  ----------------
                                                                     2,142,974,812
-------------------------------------------------------------------------------------
Engineering  1.7%
  1,083,900   Fluor Corp.                                               63,213,048
  1,401,600   Foster Wheeler Ltd.(b)                                    17,632,128
                                                                  ----------------
                                                                        80,845,176
-------------------------------------------------------------------------------------
Gas Distribution  3.8%
  1,971,592   KeySpan Corp.                                             78,705,952
  2,121,900   MCN Energy Group Inc.                                     50,883,162
    794,300   NICOR, Inc.                                               30,810,897
    610,800   WGL Holdings, Inc.                                        17,096,292
                                                                  ----------------
                                                                       177,496,303
-------------------------------------------------------------------------------------
Gas Pipelines  22.4%
  2,088,100   Dynegy, Inc.                                             102,943,330
  2,895,513   El Paso Corp.                                            176,336,742
  1,821,700   Equitable Resources, Inc.                                135,170,140
  2,712,750   Kinder Morgan, Inc.(b)                                   149,879,437
    677,500   National Fuel Gas Co.                                     38,725,900
  5,343,036   NiSource, Inc.                                           167,237,027
  3,400,600   Questar Corp.                                            105,384,594
  1,301,700   Western Gas Resources, Inc.(b)                            49,594,770
  3,471,022   Williams Companies, Inc.                                 136,758,267
                                                                  ----------------
                                                                     1,062,030,207
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  5.2%
    955,500   Anadarko Petroleum Corp.                                  59,823,855
  2,127,092   BG Group PLC (ADR) (United Kingdom)                       41,903,712
  1,100,000   Devon Energy Corp.(b)                                     64,031,000

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
  1,607,310   EEX Corp.(a)                                        $      7,152,530
    632,600   Kerr-McGee Corp.                                          44,073,242
  1,484,300   Pioneer Natural Resources Co.                             31,318,730
                                                                  ----------------
                                                                       248,303,069
-------------------------------------------------------------------------------------
Oil & Gas Services  1.1%
  1,069,800   Halliburton Co.                                           50,002,452
-------------------------------------------------------------------------------------
Telecommunications  15.5%
    959,900   ALLTEL Corp.                                              55,664,601
    961,800   America Movil S.A. de C.V.(a) (Class 'A' shares)
               (ADR) (Mexico)                                           19,611,102
  3,265,000   Asia Global Crossing Ltd.(a)                              19,883,850
  2,858,900   AT&T Corp.                                                60,522,913
    890,600   BellSouth Corp.                                           36,719,438
  3,000,000   British Telecommunications PLC (United Kingdom)           18,506,202
  2,488,200   CenturyTel, Inc.                                          70,764,408
  5,184,400   Global Crossing Ltd.(a)(b)                                65,841,880
  6,860,700   Metromedia Fiber Network, Inc.(a)                         27,580,014
  1,694,400   Millicom International Cellular S.A.(a)(b)                47,544,864
  1,752,881   Qwest Communications International, Inc.(a)               64,400,848
  1,340,050   SBC Communications, Inc.                                  57,689,153
    961,800   Telefonos de Mexico S.A. de C.V. (Class 'L'
               shares) (ADR) (Mexico)                                   33,172,482
  1,316,238   Verizon Communications, Inc.                              72,195,654
  4,761,065   Williams Communications Group, Inc.(a)                    19,996,473
  3,690,300   WorldCom, Inc.(a)                                         65,834,952
                                                                  ----------------
                                                                       735,928,834
                                                                  ----------------
              Total common stocks (cost $3,050,842,740)              4,574,699,813
                                                                  ----------------
PREFERRED STOCKS  1.1%
-------------------------------------------------------------------------------------
Gas Pipelines
    705,700   Kinder Morgan, Inc. (cost $30,345,100)                    49,822,420
                                                                  ----------------

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
BONDS  0.1%
-------------------------------------------------------------------------------------
Electrical Power
$     5,000   Texas Utilities Electric Co.,
               9.75%, 5/1/21 (cost $5,000,000)                    $      5,243,500
                                                                  ----------------
              Total long-term investments (cost $3,086,187,840)      4,629,765,733
                                                                  ----------------
SHORT-TERM INVESTMENTS  6.5%
-------------------------------------------------------------------------------------
Commercial Paper  4.4%
     23,843   ABB Treasury Center, Inc.(c)
               4.24%, 6/1/01                                            23,840,192
     20,000   British Telecommunications PLC(c)
               4.75%, 6/19/01                                           19,849,583
      7,127   El Paso Energy Corp.(c)
               4.51%, 6/5/01                                             7,127,000
              Invensys PLC(c)
     15,579   5.47%, 6/15/01                                            15,441,706
     15,000   4.95%, 6/22/01                                            14,876,250
      3,537   4.68%, 6/29/01                                             3,513,090
     37,380   Qwest Capital Funding(c)
               4.37%, 6/18/01                                           37,239,337
      2,618   Societe Generale(c)
               4.19%, 6/1/01                                             2,618,000
              Sprint Capital Corp.(c)
     20,000   5.47%, 6/1/01                                             19,817,666
     22,630   5.41%, 6/15/01                                            22,425,953
     43,000   Tennessee Gas Pipelines(c)
               5.40%, 6/11/01                                           42,613,000
                                                                  ----------------
              Total commercial paper
               (cost $209,361,777)                                     209,361,777
                                                                  ----------------

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Repurchase Agreement  2.1%
$    99,107   Joint Repurchase Agreement Account,
               4.04%, 6/1/01 (cost $99,107,000; Note 5)           $     99,107,000
                                                                  ----------------
              Total short-term investments
               (cost $308,468,777)                                     308,468,777
                                                                  ----------------
              Total Investments  104.3%
               (cost $3,394,656,617)                                 4,938,234,510
              Liabilities in excess of other assets  (4.3%)           (204,339,644)
                                                                  ----------------
              Net Assets  100%                                    $  4,733,894,866
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
PLC--Public Limited Company (British Corporation).
S.A.-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
       Corporation).
    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   May 31, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,394,656,617)                       $4,938,234,510
Cash                                                                   2,872,128
Dividends and interest receivable                                      8,617,897
Receivable for securities lending                                      5,533,544
Receivable for Fund shares sold                                        5,056,801
Receivable for investments sold                                        2,383,319
Deferred expenses                                                         53,501
                                                                  --------------
      Total assets                                                 4,962,751,700
                                                                  --------------
LIABILITIES
Payable to broker for collateral for securities on loan              206,764,094
Securities lending rebate payable                                      7,124,997
Payable for investments purchased                                      6,186,545
Payable for Fund shares reacquired                                     4,196,708
Management fee payable                                                 1,602,337
Distribution fee payable                                               1,513,661
Accrued expenses and other liabilities                                 1,368,203
Foreign withholding taxes payable                                        100,289
                                                                  --------------
      Total liabilities                                              228,856,834
                                                                  --------------
NET ASSETS                                                        $4,733,894,866
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $    3,629,173
   Paid-in capital in excess of par                                2,828,591,279
                                                                  --------------
                                                                   2,832,220,452
   Undistributed net investment income                                 3,713,968
   Accumulated net realized gain on investments                      354,370,324
   Net unrealized appreciation on investments and foreign
      currencies                                                   1,543,590,122
                                                                  --------------
Net assets, May 31, 2001                                          $4,733,894,866
                                                                  --------------
                                                                  --------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   May 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($3,835,946,166 / 293,959,706 shares of common stock
      issued and outstanding)                                             $13.05
   Maximum sales charge (5% of offering price)                               .69
                                                                  --------------
   Maximum offering price to public                                       $13.74
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($769,481,867 / 59,112,356 shares of common stock
      issued and outstanding)                                             $13.02
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($50,870,680 / 3,907,908 shares of common stock issued
      and outstanding)                                                    $13.02
   Sales charge (1% of offering price)                                       .13
                                                                  --------------
   Offering price to public                                               $13.15
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($77,596,153 / 5,937,301 shares of common stock
      issued and outstanding)                                             $13.07
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                   May 31, 2001
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $326,159)        $ 50,991,661
   Interest                                                           2,648,167
   Income from securities loaned, net                                 1,087,245
                                                                   ------------
      Total income                                                   54,727,073
                                                                   ------------
Expenses
   Management fee                                                     9,100,199
   Distribution fee--Class A                                          4,603,303
   Distribution fee--Class B                                          3,849,112
   Distribution fee--Class C                                            211,157
   Transfer agent's fees and expenses                                 1,930,000
   Reports to shareholders                                              291,000
   Custodian's fees and expenses                                        164,000
   Registration fees                                                     53,000
   Directors' fees and expenses                                          30,000
   Insurance                                                             22,000
   Legal fees and expenses                                               18,000
   Audit fees                                                            16,000
   Miscellaneous                                                          5,338
                                                                   ------------
      Total expenses                                                 20,293,109
                                                                   ------------
Net investment income                                                34,433,964
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                          171,224,629
   Foreign currency transactions                                       (121,022)
                                                                   ------------
                                                                    171,103,607
                                                                   ------------
Net change in unrealized appreciation on:
   Investments                                                      232,676,219
   Foreign currencies                                                     8,255
                                                                   ------------
                                                                    232,684,474
                                                                   ------------
Net gain on investments and foreign currencies                      403,788,081
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $438,222,045
                                                                   ------------
                                                                   ------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               May 31, 2001       November 30, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
Operations
 Net investment income                        $    34,433,964      $    89,258,679
 Net realized gain on investments and
   foreign currency transactions                  171,103,607          858,298,171
 Net change in unrealized appreciation of
   investments and foreign currencies             232,684,474           91,509,398
                                             -----------------    -----------------
 Net increase in net assets resulting from
   operations                                     438,222,045        1,039,066,248
                                             -----------------    -----------------
Dividends and distributions (Note 1):
 Dividends from net investment income
   Class A                                        (35,301,978)         (50,699,097)
   Class B                                         (5,326,622)         (11,701,088)
   Class C                                           (255,895)            (267,238)
   Class Z                                           (750,003)            (908,082)
                                             -----------------    -----------------
                                                  (41,634,498)         (63,575,505)
                                             -----------------    -----------------
 Distributions from net realized capital
   gains
   Class A                                       (452,002,235)         (49,791,856)
   Class B                                       (120,714,499)         (16,839,440)
   Class C                                         (4,734,801)            (340,945)
   Class Z                                         (8,729,623)            (835,111)
                                             -----------------    -----------------
                                                 (586,181,158)         (67,807,352)
                                             -----------------    -----------------
Fund share transactions (net of share
 conversions) (Note 6)
 Net proceeds from shares sold                    475,557,493          352,931,905
 Net asset value of shares issued in
   reinvestment of dividends and
   distributions                                  576,429,837          438,445,591
 Cost of shares reacquired                       (595,810,397)      (1,033,369,198)
                                             -----------------    -----------------
 Net increase (decrease) in net assets
   from Fund share transactions                   456,176,933         (241,991,702)
                                             -----------------    -----------------
Total increase                                    266,583,322          665,691,689
NET ASSETS
Beginning of period                             4,467,311,544        3,801,619,855
                                             -----------------    -----------------
End of period(a)                              $ 4,733,894,866      $ 4,467,311,544
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                $     3,713,968      $    10,914,502
                                             -----------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate portfolios, one of which is Prudential Utility Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      All securities are valued as of 4:15 p.m., New York time.
    16

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and
                                                                          17

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the six months ended May 31, 2001, PSI has been compensated approximately $362,400 for these services. As of May 31, 2001, approximately $52,300 of such compensation was due to PSI.

      Federal Income Taxes:    For federal income tax purposes, each fund in the
Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
    18

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). PIFM pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2001.

      PIMS has advised the Fund that it received approximately $660,400 and $94,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2001. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2001, it received approximately $456,400 and $13,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIFM, PIMS, PSI, and Jennsion are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM, and an indirect, wholly owned subsidiary of the Prudential, serves as the Company's transfer agent. During the six months ended May 31, 2001, the Fund incurred fees of approximately $1,591,000 for the services of PMFS. As of May 31, 2001, approximately $264,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2001, were $748,665,719 and $878,545,352, respectively.

      The cost basis of investments for federal income tax purposes at May 31, 2001 was $3,395,341,250 and accordingly net unrealized appreciation for federal income tax purposes was $1,542,893,260 (gross unrealized appreciation-$1,750,620,040; gross unrealized depreciation-$207,726,780).

      As of May 31, 2001, the Fund had securities on loan with an aggregate market value of $202,559,263. The Fund received $206,764,094 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2001, the Fund had a 16.35% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $99,107,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Bear, Stearns & Co. Inc., 4.06%, in the principal amount of $175,000,000, repurchase price $175,019,736, due 6/1/01. The value of the collateral including accrued interest was $180,324,765.
    20

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Greenwich Capital Markets, 4.07%, in the principal amount of $175,000,000, repurchase price $175,019,785, due 6/1/01. The value of the collateral including accrued interest was $178,502,055.

      State Street Bank & Trust, 4.05%, in the principal amount of $170,000,000, repurchase price $170,019,125, due 6/1/01. The value of the collateral including accrued interest was $173,411,076.

      UBS Warburg, 3.95%, in the principal amount of $86,096,000, repurchase price $86,105,447, due 6/1/01. The value of the collateral including accrued interest was $87,820,591.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended May 31, 2001:
Shares sold                                                 7,501,592    $    94,888,894
Shares issued in reinvestment of dividends and
  distributions                                            36,579,290        444,451,628
Shares reacquired                                         (20,759,687)      (261,221,068)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               23,321,195        278,119,454
Shares issued upon conversion from Class B                 19,746,314        245,059,795
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              43,067,509    $   523,179,249
                                                         ------------    ---------------
                                                         ------------    ---------------

                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,025,716    $   143,872,777
Shares issued in reinvestment of dividends and
  distributions                                            25,690,393        296,464,794
Shares reacquired                                         (54,550,483)      (664,213,171)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              (17,834,374)      (223,875,600)
Shares issued upon conversion from Class B                 47,256,694        597,468,340
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              29,422,320    $   373,592,740
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                 7,329,361    $    92,442,965
Shares issued in reinvestment of dividends and
  distributions                                             9,728,663        118,107,602
Shares reacquired                                          (5,025,891)       (62,884,685)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               12,032,133        147,665,882
Shares reacquired upon conversion into Class A            (19,772,426)      (245,059,795)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              (7,740,293)   $   (97,393,913)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,138,080    $   138,615,329
Shares issued in reinvestment of dividends and
  distributions                                            11,847,716        134,721,681
Shares reacquired                                         (27,348,020)      (323,820,592)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               (4,362,224)       (50,483,582)
Shares reacquired upon conversion into Class A            (47,325,789)      (597,468,340)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (51,688,013)   $  (647,951,922)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class C
-------------------------------------------------------
Six months ended May 31, 2001:
Shares sold                                                 1,318,522    $    16,701,757
Shares issued in reinvestment of dividends and
  distributions                                               388,986          4,722,395
Shares reacquired                                            (404,459)        (5,034,080)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,303,049    $    16,390,072
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 1,480,808    $    19,631,252
Shares issued in reinvestment of dividends and
  distributions                                               197,836          2,268,543
Shares reacquired                                            (938,822)       (11,234,723)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 739,822    $    10,665,072
                                                         ------------    ---------------
                                                         ------------    ---------------

    22

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended May 31, 2001:
Shares sold                                                 2,079,523    $    26,464,082
Shares issued in reinvestment of dividends and
  distributions                                               752,270          9,148,212
Shares reacquired                                          (1,721,018)       (21,610,769)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,110,775    $    14,001,525
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 3,934,935    $    50,812,547
Shares issued in reinvestment of dividends and
  distributions                                               429,254          4,990,573
Shares reacquired                                          (2,731,750)       (34,100,712)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,632,499    $    21,702,408
                                                         ------------    ---------------
                                                         ------------    ---------------

Note 7. Borrowings
The Company, along with other affiliated registered investment companies entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the SCA was $1 billion.

      The Fund utilized the line of credit during the six months ended May 31, 2001. The average daily balance the Fund had outstanding during the year was approximately $5,964,000 at a weighted average interest rate of approximately 4.92%.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                 ----------------
                                                                    Six Months
                                                                      Ended
                                                                 May 31, 2001(b)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $13.74
                                                                     -------
Income from investment operations
Net investment income                                                    .10
Net realized and unrealized gains on investment and foreign
   currency transactions                                                1.15
                                                                     -------
      Total from investment operations                                  1.25
                                                                     -------
Less distributions
Dividends from net investment income                                    (.13)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (1.81)
                                                                     -------
      Total distributions                                              (1.94)
                                                                     -------
Net asset value, end of period                                        $13.05
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        10.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                   $3,836
Average net assets (000,000)                                          $3,693
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             .76%(c)
   Expenses, excluding distribution and service (12b-1) fees             .51%(c)
   Net investment income                                                1.63%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate(d)                                             17%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Portfolio turnover for periods less than a full year are not annualized.
    24                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class A
------------------------------------------------------------------------------------------------
    Year         Eleven Months
   Ended             Ended
November 30,     November 30,                      Year Ended December 31,
                                   -------------------------------------------------------
  2000(b)           1999(b)         1998(b)        1997(b)        1996(b)          1995
------------------------------------------------------------------------------------------------
   $11.02           $ 12.06          $12.33         $10.88         $ 9.87         $ 8.27
------------     -------------     ----------     ----------     ----------     ----------
      .29               .27             .30            .34            .32            .30
     2.85               .14             .69           2.53           1.80           1.79
------------     -------------     ----------     ----------     ----------     ----------
     3.14               .41             .99           2.87           2.12           2.09
------------     -------------     ----------     ----------     ----------     ----------
     (.21)             (.27)           (.32)          (.32)          (.32)          (.30)
       --              (.03)          --             --             --             --
     (.21)            (1.15)           (.94)         (1.10)          (.79)          (.19)
------------     -------------     ----------     ----------     ----------     ----------
     (.42)            (1.45)          (1.26)         (1.42)         (1.11)         `(.49)
------------     -------------     ----------     ----------     ----------     ----------
   $13.74           $ 11.02          $12.06         $12.33         $10.88         $ 9.87
------------     -------------     ----------     ----------     ----------     ----------
------------     -------------     ----------     ----------     ----------     ----------
    28.85%             3.64%           7.98%         27.77%         22.09%         25.74%
   $3,348           $ 2,440          $2,741         $2,583         $2,023         $1,709
   $3,011           $ 2,691          $2,652         $2,201         $1,786         $1,440
      .79%              .78%(c)         .78%           .82%           .86%           .88%
      .54%              .53%(c)         .53%           .57%           .61%           .63%
     2.30%             2.45%(c)        2.43%          2.95%          3.10%          3.12%
       31%               19%             17%            15%            17%            14%

    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                 ----------------
                                                                    Six Months
                                                                      Ended
                                                                 May 31, 2001(b)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $13.71
                                                                     -------
Income from investment operations
Net investment income                                                    .06
Net realized and unrealized gains on investment and foreign
   currency transactions                                                1.15
                                                                     -------
      Total from investment operations                                  1.21
                                                                     -------
Less distributions
Dividends from net investment income                                    (.09)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (1.81)
                                                                     -------
      Total distributions                                              (1.90)
                                                                     -------
Net asset value, end of period                                        $13.02
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                         9.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                   $  769
Average net assets (000,000)                                          $  772
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees            1.51%(c)
   Expenses, excluding distribution and service (12b-1) fees             .51%(c)
   Net investment income                                                 .91%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class B
------------------------------------------------------------------------------------------------
    Year         Eleven Months
   Ended             Ended
November 30,     November 30,                      Year Ended December 31,
                                   -------------------------------------------------------
  2000(b)           1999(b)         1998(b)        1997(b)        1996(b)          1995
------------------------------------------------------------------------------------------------
   $11.02           $ 12.05          $12.32         $10.88         $ 9.87         $ 8.26
------------     -------------     ----------     ----------     ----------     ----------
      .21               .19             .21            .25            .24            .22
     2.83               .13             .69           2.53           1.80           1.80
------------     -------------     ----------     ----------     ----------     ----------
     3.04               .32             .90           2.78           2.04           2.02
------------     -------------     ----------     ----------     ----------     ----------
     (.14)             (.19)           (.23)          (.24)          (.24)          (.22)
       --              (.01)             --             --             --             --
     (.21)            (1.15)           (.94)         (1.10)          (.79)          (.19)
------------     -------------     ----------     ----------     ----------     ----------
     (.35)            (1.35)          (1.17)         (1.34)         (1.03)          (.41)
------------     -------------     ----------     ----------     ----------     ----------
   $13.71           $ 11.02          $12.05         $12.32         $10.88         $ 9.87
------------     -------------     ----------     ----------     ----------     ----------
------------     -------------     ----------     ----------     ----------     ----------
    27.81%             2.98%           7.18%         26.80%         21.16%         24.80%
   $  917           $ 1,306          $1,990         $2,132         $2,137         $2,355
   $1,103           $ 1,691          $2,120         $2,059         $2,184         $2,450
     1.54%             1.53%(c)        1.53%          1.57%          1.61%          1.63%
      .54%              .53%(c)         .53%           .57%           .61%           .63%
     1.63%             1.71%(c)        1.67%          2.20%          2.35%          2.37%

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                 ----------------
                                                                    Six Months
                                                                      Ended
                                                                 May 31, 2001(b)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.71
                                                                     --------
Income from investment operations
Net investment income                                                     .06
Net realized and unrealized gains on investment and foreign
   currency transactions                                                 1.15
                                                                     --------
      Total from investment operations                                   1.21
                                                                     --------
Less distributions
Dividends from net investment income                                     (.09)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (1.81)
                                                                     --------
      Total distributions                                               (1.90)
                                                                     --------
Net asset value, end of period                                       $  13.02
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                          9.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 50,871
Average net assets (000)                                             $ 42,347
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.51%(c)
   Expenses, excluding distribution and service (12b-1) fees              .51%(c)
   Net investment income                                                  .90%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class C
------------------------------------------------------------------------------------------------
    Year         Eleven Months
   Ended             Ended
November 30,     November 30,                      Year Ended December 31,
                                   -------------------------------------------------------
  2000(b)           1999(b)         1998(b)        1997(b)        1996(b)          1995
------------------------------------------------------------------------------------------------
  $  11.02          $ 12.05         $  12.32       $  10.88        $ 9.87         $ 8.26
------------     -------------     ----------     ----------     ----------     ----------
       .19              .19              .21            .25           .24            .22
      2.85              .13              .69           2.53          1.80           1.80
------------     -------------     ----------     ----------     ----------     ----------
      3.04              .32              .90           2.78          2.04           2.02
------------     -------------     ----------     ----------     ----------     ----------
      (.14)            (.19)            (.23)          (.24)         (.24)          (.22)
        --             (.01)              --             --            --             --
      (.21)           (1.15)            (.94)         (1.10)         (.79)          (.19)
------------     -------------     ----------     ----------     ----------     ----------
      (.35)           (1.35)           (1.17)         (1.34)        (1.03)          (.41)
------------     -------------     ----------     ----------     ----------     ----------
  $  13.71          $ 11.02         $  12.05       $  12.32        $10.88         $ 9.87
------------     -------------     ----------     ----------     ----------     ----------
------------     -------------     ----------     ----------     ----------     ----------
     27.81%            2.98%            7.18%         26.80%        21.16%         24.80%
  $ 35,725          $20,550         $ 27,072       $ 13,490        $6,001         $3,455
  $ 24,061          $24,448         $ 20,309       $  9,424        $4,517         $2,181
      1.54%            1.53%(c)         1.53%          1.57%         1.61%          1.63%
       .54%             .53%(c)          .53%           .57%          .61%           .63%
      1.54%            1.71%(c)         1.71%          2.20%         2.35%          2.37%

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                 ----------------
                                                                    Six Months
                                                                      Ended
                                                                 May 31, 2001(b)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.76
                                                                     --------
Income from investment operations
Net investment income                                                     .12
Net realized and unrealized gains on investment and foreign
   currency transactions                                                 1.15
                                                                     --------
      Total from investment operations                                   1.27
                                                                     --------
Less distributions
Dividends from net investment income                                     (.15)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (1.81)
                                                                     --------
      Total distributions                                               (1.96)
                                                                     --------
Net asset value, end of period                                       $  13.07
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                         10.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 77,596
Average net assets (000)                                             $ 70,001
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .51%(c)
   Expenses, excluding distribution and service (12b-1) fees              .51%(c)
   Net investment income                                                 1.89%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                 Class Z
----------------------------------------------------------------------------------------------
    Year          Eleven Months                                               March 1, 1996(d)
    Ended             Ended                                                       Through
November 30,      November 30,             Year Ended December 31,              December 31,
                                    -------------------------------------
   2000(b)           1999(b)            1998(b)              1997(b)              1996(b)
----------------------------------------------------------------------------------------------
   $ 11.02           $ 12.07            $  12.34             $  10.88             $  10.05
-------------     -------------         --------             --------             --------
       .31               .30                 .34                  .36                  .29
      2.87               .13                 .69                 2.54                 1.67
-------------     -------------         --------             --------             --------
      3.18               .43                1.03                 2.90                 1.96
-------------     -------------         --------             --------             --------
      (.23)             (.30)               (.36)                (.34)                (.34)
        --              (.03)                 --                   --                   --
      (.21)            (1.15)               (.94)               (1.10)                (.79)
-------------     -------------         --------             --------             --------
      (.44)            (1.48)              (1.30)               (1.44)               (1.13)
-------------     -------------         --------             --------             --------
   $ 13.76           $ 11.02            $  12.07             $  12.34             $  10.88
-------------     -------------         --------             --------             --------
-------------     -------------         --------             --------             --------
     29.13%             3.91%               8.24%               28.15%               20.11%
   $66,422           $35,201            $ 46,642             $ 41,904             $ 34,446
   $48,486           $42,002            $ 46,093             $ 35,994             $ 34,291
       .54%              .53%(c)             .53%                 .57%                 .61%(c)
       .54%              .53%(c)             .53%                 .57%                 .61%(c)
      2.51%             2.70%(c)            2.68%                3.20%                3.35%(c)

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on February 1, 2001 and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

   - Saul K. Fenster
   - Delayne Dedrick Gold
   - Robert F. Gunia
   - Douglas H. McCorkindale
   - W. Scott McDonald, Jr.
   - Thomas T. Mooney
   - Stephen P. Munn
   - David R. Odenath, Jr.
   - Richard A. Redeker
   - Judy A. Rice
   - Robin B. Smith
   - Louis A. Weil, III
   - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
    32

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the preceding matters were:

                                            Votes          Votes          Votes
                   Matter                    For          Against       Withheld      Abstentions
        -----------------------------    -----------     ----------     ---------     -----------
(1)D    Saul K. Fenster                  165,491,536             --     5,414,430             --
        Delayne Dedrick Gold             165,578,291             --     5,327,675             --
        Robert F. Gunia                  165,610,415             --     5,295,551             --
        Douglas H. McCorkindale          165,674,277             --     5,231,689             --
        W. Scott McDonald, Jr.           165,660,125             --     5,245,841             --
        Thomas T. Mooney                 165,642,642             --     5,263,324             --
        Stephen P. Munn                  165,735,470             --     5,170,496             --
        David R. Odenath, Jr.            165,647,963             --     5,258,003             --
        Richard A. Redeker               165,637,805             --     5,268,161             --
        Judy A. Rice                     165,587,867             --     5,318,099             --
        Robin B. Smith                   165,567,220             --     5,338,746             --
        Louis A. Weil, III               165,611,927             --     5,294,039             --
        Clay T. Whitehead                165,620,821             --     5,285,145             --
(2)*    PIFM & Jennison                  151,009,946      6,993,033            --      7,557,294
(3)D    PIFM                             115,395,645     17,027,982            --      7,927,615
(4)D    PIFM                             118,736,931     13,222,151            --      8,392,160
(5a)D   Non-Diversification              117,598,473     14,547,854            --      8,204,915
(5b)D   Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          117,101,320     14,695,571            --      8,554,351
(5c)D   Buying and Selling Real
         Estate                          118,934,759     13,519,420            --      7,897,063
(5d)D   Buying and Selling
         Commodities and Commodity
         Contracts                       117,738,654     14,623,759            --      7,988,829
(5g)D   Making Loans                     118,114,475     14,026,140            --      8,210,627
(5h)D   Other Investment Restrictions    119,513,124     11,025,508            --      9,812,610
(6)D    PricewaterhouseCoopers LLP       161,164,492      3,464,817            --      6,276,658

------------------------------
*Approved at the February 1, 2001 meeting.
DApproved at the February 22, 2001 meeting.
                                                                          33

Prudential Utility Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
         www.PruFN.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Utility Fund

  Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

              www.PruFN.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
----------------------------------
Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

----------------------------------
Fund Symbols    NASDAQ     CUSIP
  Class A       PRUAX    74437K814
  Class B       PRUTX    74437K822
  Class C       PCUFX    74437K830
  Class Z       PRUZX    74437K848
----------------------------------

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF105E2  74437K814  74437K822  74437K830  74437K848

(LOGO) Printed on Recycled Paper